                               Delaware
                               Investments(R)
                               ---------------------
                               A member of Lincoln Financial Group

PROSPECTUS   JANUARY 28, 2006
--------------------------------------

             DELAWARE FOUNDATION FUNDS
             DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO
             (FORMERLY DELAWARE GROWTH ALLOCATION PORTFOLIO)
             CLASS A [] CLASS B [] CLASS C [] CLASS R
             DELAWARE MODERATE ALLOCATION PORTFOLIO
             (FORMERLY DELAWARE BALANCED ALLOCATION PORTFOLIO)
             CLASS A [] CLASS B [] CLASS C [] CLASS R
             DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO
             (FORMERLY DELAWARE INCOME ALLOCATION PORTFOLIO)
             CLASS A [] CLASS B [] CLASS C [] CLASS R









The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO PROFILES                           PAGE 2

Delaware Aggressive Allocation Portfolio          2
Delaware Moderate Allocation Portfolio            5
Delaware Conservative Allocation Portfolio        8
---------------------------------------------------
HOW WE MANAGE THE PORTFOLIOS                PAGE 12
Our investment strategies                        12
The securities we typically invest in            14
More about the Portfolios                        17
The risks of investing in the Portfolios         18
Disclosure of portfolio holdings                 22
---------------------------------------------------
WHO MANAGES THE PORTFOLIOS                  PAGE 23
Investment manager                               23
Portfolio managers                               23
Who's who?                                       24
---------------------------------------------------
ABOUT YOUR ACCOUNT                          PAGE 25
Investing in the Portfolios                      25
 Choosing a share class                          25
 Dealer compensation                             28
How to reduce your sales charge                  29
How to buy shares                                32
Fair valuation                                   33
Retirement plans                                 33
How to redeem shares                             34
Account minimums                                 35
Special services                                 36
Frequent trading of Portfolio shares             38
Dividends, distributions and taxes               40
Manager of managers structure                    41
---------------------------------------------------
FINANCIAL HIGHLIGHTS                        PAGE 42
---------------------------------------------------
GLOSSARY                                    PAGE 48
---------------------------------------------------
ADDITIONAL INFORMATION                      PAGE 51

PROFILE: DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO

WHAT ARE THE PORTFOLIO'S GOALS?
The Delaware Aggressive Allocation Portfolio seeks long-term capital growth. Although the Portfolio will strive to meet its goals, there is no assurance that it will.

WHO SHOULD INVEST IN THE PORTFOLIO
o Investors who are in the earlier stage of wealth accumulation, generally with higher risk tolerance.
o Investors looking for the capital appreciation potential of the stock market and who have no need for current income.
o Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

WHO SHOULD NOT INVEST IN THE PORTFOLIO
o      Investors with short-term financial goals.
o      Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in shares of other Delaware Investments Funds, including equity funds and, to a lesser extent, fixed-income funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Portfolio. In striving to meet its objective, the Portfolio will typically invest more of its assets in equity funds and securities than in fixed-income funds and securities. Typically, the Portfolio will invest between 10% and 30% of its assets in international funds or securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio is subject to the same risks as the underlying Delaware Investments Funds in which it invests. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds and fixed-income funds in the portfolio would decline and the value of Portfolio shares could decline as well. To the extent that it invests in international funds or securities, the Portfolio will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Portfolio may invest in as few as four different underlying funds or a small number of securities, it is considered to be a non-diversified fund and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to reduce this risk.

For a more complete discussion of risk, please see "The risks of investing in the Portfolios" on page 18.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Portfolio. We show how the annual returns for the Portfolio's Class A shares have varied over the past eight calendar years as well as the average annual returns of the Class A, B, C and R shares for one-year, five-year and lifetime periods. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (Class A)]

--------  --------  -------  -------  -------  -------  -------  --------
    1998      1999     2000     2001     2002     2003     2004      2005
--------  --------  -------  -------  -------  -------  -------  --------
  10.28%    14.41%   -6.79%   -7.77%  -15.90%   28.22%   11.89%     7.51%
--------  --------  -------  -------  -------  -------  -------  --------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 15.14% for the quarter ended June 30, 2003 and its lowest quarterly return was -14.59% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05
                                                                          1 YEAR  5 YEARS  LIFETIME**
------------------------------------------------------------------------  ------  -------  ----------
Class A return before taxes                                                1.35%    2.44%       3.59%
------------------------------------------------------------------------  ------  -------  ----------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS                                0.92%    2.23%       2.80%
------------------------------------------------------------------------  ------  -------  ----------
Class A return after taxes on distributions and sale of Portfolio shares   0.99%    1.98%       2.60%
------------------------------------------------------------------------  ------  -------  ----------
CLASS B (IF REDEEMED) RETURN BEFORE TAXES*                                 2.69%    2.49%       3.60%
------------------------------------------------------------------------  ------  -------  ----------
Class C (if redeemed) return before taxes*                                 5.68%    2.87%       3.61%
------------------------------------------------------------------------  ------  -------  ----------
CLASS R (IF REDEEMED) RETURN BEFORE TAXES*                                 7.11%      N/A      13.15%
------------------------------------------------------------------------  ------  -------  ----------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)          4.91%    0.54%       9.07%
------------------------------------------------------------------------  ------  -------  ----------

The Portfolio's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Portfolio, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index is not a perfect comparison for the Portfolio because the Portfolio may invest in fixed-income and international securities, which are not included in the index. Maximum sales charges are included in the Portfolio's returns shown above.

After-tax performance is presented only for Class A shares of the Portfolio. The after-tax returns for other Portfolio classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 6.69%, 2.89% and 3.60% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 6.68%, 2.87% and 3.61% for the one-year, five-year and lifetime periods, respectively.

** Lifetime returns are shown because the Portfolio or Class has existed for less than ten years. The inception date for Class A, Class B and Class C shares of the Portfolio was December 31, 1997. The inception date for Class R shares was June 2, 2003. The S&P 500 Index return shown is for the Portfolio's Class A lifetime. The index return for the Class R lifetime was 12.39%.

------------------------------------------------------------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?              CLASS                                            A       B       C      R
                                                         --------------------------------------------  -----  ------  ------  ----
This table describes the fees and expenses that you may  Maximum sales charge (load) imposed on
pay if you buy and hold shares of the Portfolio. Sales   purchases as a percentage of offering price  5.75%    none    none  none
charges are fees paid directly from your investments     --------------------------------------------  -----  ------  ------  ----
when you buy or sell shares of the Portfolio.            Maximum contingent deferred sales charge
                                                         (load) as a percentage of original purchase
                                                         price or redemption price, whichever is
                                                         lower                                       none(1) 4.00%(2) 1.00%(3) none
                                                         --------------------------------------------  -----  ------  ------  ----
                                                         Maximum sales charge (load) imposed on
                                                         reinvested dividends                          none    none    none  none
                                                         -------------------------------------------- -----  ------  ------  ----
                                                         Redemption fees                               none    none    none  none
                                                         -------------------------------------------- -----  ------  ------  ----
                                                         Exchange fees                                 none    none    none  none
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the     Management fees                             0.25%   0.25%   0.25%   0.25%
Portfolio's assets.                                      --------------------------------------     ------  ------  ------  ------
                                                         Distribution and service (12b-1) fees(4)    0.30%   1.00%   1.00%   0.60%
                                                         --------------------------------------     ------  ------  ------  ------
                                                         Other expenses(5)                           0.53%   0.53%   0.53%   0.53%
                                                         --------------------------------------     ------  ------  ------  ------
                                                         Total annual fund operating expenses        1.08%   1.78%   1.78%   1.38%
                                                         --------------------------------------     ------  ------  ------  ------
                                                         Fee waivers and payments(6)                (0.28%) (0.23%) (0.23%) (0.33%)
                                                         --------------------------------------     ------  ------  ------  ------
                                                         NET EXPENSES                                0.80%   1.55%   1.55%   1.05%
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS(8)      A       B          B            C          C           R
                                                                                    (IF REDEEMED)           (IF REDEEMED)
                                                         ---------  ------  ------  -------------   ------  -------------  ------
THIS EXAMPLE is intended to help you compare the cost    1 year       $652    $158           $558     $158           $258    $107
of investing in the Portfolio to the cost of investing   ---------  ------  ------  -------------   ------  -------------  ------
in other mutual funds with similar investment            3 years      $873    $538           $813     $538           $538    $404
objectives. We show the cumulative amount of Portfolio   ---------  ------  ------  -------------   ------  -------------  ------
expenses on a hypothetical investment of $10,000 with    5 years    $1,111    $943         $1,168     $943           $943    $724
an annual 5% return over the time shown.(7) This example ---------  ------  ------  -------------   ------  -------------  ------
reflects the net operating expenses with expense         10 years   $1,793  $1,891         $1,891   $2,076         $2,076  $1,629
waivers for the one-year period and the total operating  ---------  ------  ------  -------------   ------  -------------  ------
expenses without expense waivers for years two through
ten. This is an example only, and does not represent
future expenses, which may be greater or less than
those shown here.
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS(8)       A        B          B            C          C           R
                                                                                      (IF REDEEMED)           (IF REDEEMED)
                                                         ---------   ------   ------  -------------   ------  -------------  ------
THIS EXAMPLE is also based on a hypothetical investment  1 year        $735     $245           $645     $245           $345    $195
of $10,000 with an annual 5% return over the time shown  ---------   ------   ------  -------------   ------  -------------  ------
but assumes the net operating expenses with expense      3 years     $1,127     $803         $1,078     $803           $803    $673
waivers for the one-year period and the total operating  ---------   ------   ------  -------------   ------  -------------  ------
expenses without expense waivers for years two through   5 years     $1,544   $1,386         $1,611   $1,386         $1,386  $1,177
ten of the Delaware Aggressive Allocation Portfolio      ---------   ------   ------  -------------   ------  -------------  ------
noted above. In this example we have also included an    10 years    $2,701   $2,800         $2,800   $2,969         $2,969  $2,563
estimate of the average aggregate total operating        ---------   ------   ------  -------------   ------  -------------  ------
expenses of the Delaware Investments Funds as described
on page 11, including any applicable fee waiver. When
the Portfolio invests in any of these funds, it absorbs
a portion of their underlying expenses. This is an
example only, and does not represent future expenses,
which may be greater or less than those shown here.
-----------------------------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Portfolio's distributor has contracted to limit the Class A and Class R shares 12b-1 fee through January 31, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

(5) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Portfolio will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.55% of average daily net assets.

(7) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE MODERATE ALLOCATION PORTFOLIO

WHAT ARE THE PORTFOLIO'S GOALS?

The Delaware Moderate Allocation Portfolio seeks capital appreciation with current income as a secondary objective. Although the Portfolio will strive to meet its goals, there is no assurance that it will.

WHO SHOULD INVEST IN THE PORTFOLIO

o Investors who are in the wealth accumulation phase, generally with moderate risk tolerance.
o Investors looking for the capital appreciation potential of the stock market and the income potential of the bond market.
o Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

WHO SHOULD NOT INVEST IN THE PORTFOLIO

o      Investors with short-term financial goals.
o      Investors whose primary goal is high current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in shares of other Delaware Investments Funds, including equity, fixed-income and international funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Portfolio.

Under normal circumstances, the Portfolio will invest at least 25% of its net assets in equity funds and securities and at least 25% of its net assets in fixed-income funds and securities. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio has the flexibility to invest more in equity funds and securities or more in fixed-income funds and securities, depending on market conditions. However, it will typically invest at least 25% in fixed-income securities or fixed-income funds. The Portfolio will typically invest between 5% and 20% of its assets in international funds and securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio is subject to the same risks as the underlying Delaware Investments Funds in which it invests. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds and the fixed-income funds in the portfolio will decline and the Portfolio's share value could decline as well. To the extent that it invests in international funds or securities, the Portfolio will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Portfolio may invest in as few as four different underlying funds or a small number of securities, it is considered to be a non-diversified fund and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to reduce this risk.

For a more complete discussion of risk, please see "The risks of investing in the Portfolios" on page 18.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE MODERATE ALLOCATION PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Portfolio. We show how the annual returns for the Portfolio's Class A shares have varied over the past eight calendar years as well as the average annual returns of the Class A, B, C and R shares for one-year, five-year and lifetime periods. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

YEAR-BY-YEAR TOTAL RETURN (CLASS A)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

--------  --------  -------  -------  -------  -------  -------  --------
    1998      1999    2000      2001    2002      2003     2004      2005
--------  --------  -------  -------  -------  -------  -------  --------
   7.44%     8.92%  -2.45%    -4.46% -10.43%    23.32%    9.50%     5.83%
--------  --------  -------  -------  -------  -------  -------  --------


During the periods illustrated in this bar chart, Class A's highest quarterly return was 12.98% for the quarter ended June 30, 2003 and its lowest quarterly return was -9.92% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.


AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                                   1 YEAR  5 YEARS  LIFETIME**
--------------------------------------------------------------------------------------------------------------------------------

                                                    Class A return before taxes                      (0.24%)   2.87%       3.49%
                                                    -----------------------------------------------  ------    ----       -----
                                                    Class A return after taxes on distributions      (0.65%)   2.36%       2.58%
                                                    -----------------------------------------------  ------    ----       -----
                                                    Class A return after taxes on distributions and
                                                     sale of Portfolio shares                        (0.15%)   2.15%       2.42%
                                                    -----------------------------------------------  ------    ----       -----
                                                    Class B (if redeemed) return before taxes*        0.96%    2.93%       3.49%
                                                    -----------------------------------------------  ------    ----       -----
                                                    Class C (if redeemed) return before taxes*        4.06%    3.34%       3.53%
                                                    -----------------------------------------------  ------    ----       -----
                                                    Class R (if redeemed) return before taxes*        5.42%      N/A      10.10%
                                                    -----------------------------------------------  ------    ----       -----
                                                    S&P 500 Index (reflects no deduction for fees,
                                                     expenses or taxes)                               4.91%    0.54%       9.07%
                                                    -----------------------------------------------  ------    ----       -----
                                                    Lehman Brothers U.S. Aggregate Index
                                                     (reflects no deduction for fees,
                                                     expenses or taxes)                               2.43%    5.87%       6.16%
--------------------------------------------------------------------------------------------------------------------------------

The Portfolio's returns above are compared to the performance of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. You should remember that unlike the Portfolio, the indices are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Moderate Allocation Portfolio since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers U.S. Aggregate Index does not include stocks. Maximum sales charges are included in the Portfolio's returns shown above.

After-tax performance is presented only for Class A shares of the Portfolio. The after-tax returns for other Portfolio classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 4.96%, 3.33% and 3.49% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 5.06%, 3.34% and 3.53% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown because the Portfolio or Class has existed for less than ten years. The inception date for Class A, Class B and Class C shares of the Portfolio was December 31, 1997. The inception date for Class R shares was June 2, 2003. Both the S&P 500 Index return and the Lehman Brothers U.S. Aggregate Index return shown are for the Portfolio's Class A lifetime. The index returns for the Class R lifetime were 12.39% and 2.76%, respectively.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?           CLASS                                              A        B       C     R
------------------------------------------------------------------------------------------------------------------------------------
This table describes the fees and expenses that you   Maximum sales charge (load) imposed on
may pay if you buy and hold shares of the Portfolio.   purchases as a percentage of offering price      5.75%    none    none  none
Sales charges are fees paid directly from your        ----------------------------------------------    ----   ------  ------  ----
investments when you buy or sell shares of            Maximum contingent deferred sales charge
the Portfolio.                                         (load) as a percentage of original purchase
                                                       price or redemption price, whichever is
                                                       lower                                          none(1) 4.00%(2) 1.00%(3) none
                                                      ----------------------------------------------  ----   ------  ------  ----
                                                      Maximum sales charge (load) imposed on
                                                       reinvested dividends                           none     none    none   none
                                                      ---------------------------------------------- ----    ------  ------   ----
                                                      Redemption fees                                 none     none    none   none
                                                      ---------------------------------------------- ----    ------  ------   ----
                                                      Exchange fees                                   none     none    none   none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the  Management fees                                 0.25%   0.25%   0.25%   0.25%
Portfolio's assets.                                   --------------------------------------         -----   -----   -----   -----
                                                      Distribution and service (12b-1) fees(4)        0.30%   1.00%   1.00%   0.60%
                                                      --------------------------------------         -----   -----   -----   -----
                                                      Other expenses(5)                               0.51%   0.51%   0.51%   0.51%
                                                      --------------------------------------         -----   -----   -----   -----
                                                      Total annual fund operating expenses            1.06%   1.76%   1.76%   1.36%
                                                      --------------------------------------         -----   -----   -----   -----
                                                      Fee waivers and payments(6)                    (0.26%) (0.21%) (0.21%) (0.31%)
                                                      --------------------------------------         -----   -----   -----   -----
                                                      Net expenses                                    0.80%   1.55%   1.55%   1.05%
------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS(8)              A          B          B          C          C          R
                                                                                       (IF REDEEMED)         (IF REDEEMED)
                                                      ------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the      1 year             $652       $158       $558       $158       $258       $107
cost of investing in the Portfolio to the cost of     --------         ------     ------     ------     ------     ------     ------
investing in other mutual funds with similar          3 years            $868       $534       $809       $534       $534       $400
investment objectives. We show the cumulative amount  --------         ------     ------     ------     ------     ------     ------
of Portfolio expenses on a hypothetical investment    5 years          $1,102       $935     $1,160       $935       $935       $715
of $10,000 with an annual 5% return over the time     --------         ------     ------     ------     ------     ------     ------
shown.(7) This example reflects the net operating     10 years         $1,773     $1,871     $1,871     $2,056     $2,056     $1,608
expenses with expense waivers for the one-year        --------         ------     ------     ------     ------     ------     ------
period and the total operating expenses without
expense waivers for years two through ten. This is
an example only, and does not represent future
expenses, which may be greater or less than those
shown here.
------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS(8)              A          B          B          C          C          R
                                                                                       (IF REDEEMED)         (IF REDEEMED)
                                                      ------------------------------------------------------------------------------
THIS EXAMPLE is also based on a hypothetical          1 year             $728       $237       $637       $237       $337       $187
investment of $10,000 with an annual 5% return over   --------         ------     ------     ------     ------     ------     ------
the time shown but assumes the net operating          3 years          $1,100       $774     $1,049       $774       $774       $644
expenses with expense waivers for the one-year        --------         ------     ------     ------     ------     ------     ------
period and the total operating expenses without       5 years          $1,496     $1,337     $1,562     $1,337     $1,337     $1,127
expense waivers for years two through ten of the      --------         ------     ------     ------     ------     ------     ------
Delaware Moderate Allocation Portfolio noted above.   10 years         $2,601     $2,700     $2,700     $2,871     $2,871     $2,460
In this example we have also included an estimate of  --------         ------     ------     ------     ------     ------     ------
the average aggregate total operating expenses of
the Delaware Investments Funds as described on page
11, including any applicable fee waiver. When the
Portfolio invests in any of these funds, it absorbs
a portion of their underlying expenses. This is an
example only, and does not represent future
expenses, which may be greater or less than those
shown here.
------------------------------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Portfolio's distributor has contracted to limit the Class A and Class R shares 12b-1 fee through January 31, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

(5) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Portfolio will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.55% of average daily net assets.

(7) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO

WHAT ARE THE PORTFOLIO'S GOALS?

The Delaware Conservative Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation. Although the Portfolio will strive to meet its goals, there is no assurance that it will.

WHO SHOULD INVEST IN THE PORTFOLIO

O INVESTORS WHO ARE IN THE WEALTH PRESERVATION PHASE, GENERALLY WITH LOWER RISK TOLERANCE.
O INVESTORS IN THE PRE-RETIREMENT OR RETIREMENT PHASE, LOOKING FOR AN INCREASE IN INCOME.
O INVESTORS WHO WANT A PORTFOLIO WITH BROAD DIVERSIFICATION ACROSS VARIOUS TYPES OF SECURITIES AND ACTIVE ASSET ALLOCATION BY A PROFESSIONAL MONEY MANAGER.

WHO SHOULD NOT INVEST IN THE PORTFOLIO

O      INVESTORS WITH SHORT-TERM FINANCIAL GOALS.
O      INVESTORS WHOSE PRIMARY GOAL IS CAPITAL APPRECIATION.
O INVESTORS WHO ARE UNWILLING TO ACCEPT SHARE PRICES THAT MAY FLUCTUATE, SOMETIMES SIGNIFICANTLY, OVER THE SHORT TERM.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in shares of other Delaware Investments Funds, including fixed-income and equity funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Portfolio. In striving to meet its objective, the Portfolio would typically have a larger percentage of its assets allocated to fixed-income funds and securities (generally at least 45%) than to equity funds and securities (generally at least 20%). The Portfolio may allocate up to 10% to international funds and securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio is subject to the same risks as the underlying Delaware Investments Funds in which it invests. Therefore, to the extent that it invests in bonds and fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds and fixed income funds in the portfolio will decline and the Portfolio's share value could decline as well. To the extent that it invests in equity funds and securities, it will be affected by declines in stock prices.

Because the Portfolio may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified fund and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to reduce this risk.

For a more complete discussion of risk, please see "The risks of investing in the Portfolios" on page 18.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Portfolio. We show how the annual returns for the Portfolio's Class A shares have varied over the past eight calendar years as well as the average annual returns of the Class A, B, C and R shares for one-year, five-year and lifetime periods. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

YEAR-BY-YEAR TOTAL RETURN (CLASS A)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

--------  --------  -------  -------  -------  -------  -------  --------
    1998      1999     2000     2001     2002     2003     2004      2005
--------  --------  -------  -------  -------  -------  -------  --------
   6.24%     3.80%    1.03%   -1.41%   -5.26%   16.69%    7.09%     4.27%
--------  --------  -------  -------  -------  -------  -------  --------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 9.34% for the quarter ended June 30, 2003 and its lowest quarterly return was -6.34% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                                   1 YEAR  5 YEARS  LIFETIME**
-------------------------------------------------------------------------------------------------------------------------------
                                                   Class A return before taxes                      (1.71%)   2.83%       3.13%
                                                   Class A return after taxes on distributions      (2.52%)   1.90%       1.86%
                                                   Class A return after taxes on distributions and
                                                    sale of Portfolio shares                        (1.11%)   1.85%       1.87%
                                                   Class B (if redeemed) return before taxes*       (0.62%)   2.85%       3.17%
                                                   Class C (if redeemed) return before taxes*        2.39%    3.21%       3.12%
                                                   Class R (if redeemed) return before taxes*        3.97%      N/A       7.20%
                                                   Lehman Brothers U.S. Aggregate Index
                                                    (reflects no deduction for fees,
                                                    expenses or taxes)                               2.43%    5.87%       6.16%
------------------------------------------------------------------------------------------------------------------------------------

The Portfolio's returns above are compared to the performance of the Lehman Brothers U.S. Aggregate Index. You should remember that unlike the Portfolio, the index is unmanaged and does not include the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. In addition, the index is not a perfect comparison to the Portfolio because the Portfolio invests in a variety of asset classes not represented in the index, including equity securities, international securities and high-yielding corporate bonds. Maximum sales charges are included in the Portfolio's returns shown above.

After-tax performance is presented only for Class A shares of the Portfolio. The after-tax returns for other Portfolio classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns for Class B would be 3.38%, 3.25% and 3.17% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 3.39%, 3.21% and 3.12% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown because the Portfolio or Class has existed for less than ten years. The inception date for Class A, Class B and Class C shares of the Portfolio was December 31, 1997. The inception date for Class R shares was June 2, 2003. The Lehman Brothers U.S. Aggregate Index return shown is for the Portfolio's Class A lifetime. The index return for the Class R lifetime was 2.76%.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?           CLASS                                              A       B       C      R
------------------------------------------------------------------------------------------------------------------------------------
THIS TABLE describes the fees and expenses that       Maximum sales charge (load) imposed on
you may pay if you buy and hold shares of the           purchases as a percentage of offering price    5.75%   none    none   none
Portfolio. Sales charges are fees paid directly       -----------------------------------------------  -----  ------  -----  ------
from your investments when you buy or sell shares     Maximum contingent deferred sales charge
of the Portfolio.                                      (load) as a percentage of original purchase
                                                        price or redemption price, whichever is
                                                        lower                                         none(1) 4.00%(2) 1.00%(3) none
                                                      -----------------------------------------------  -----  ------  -----  ------
                                                      Maximum sales charge (load) imposed on
                                                        reinvested dividends                           none    none    none   none
                                                      ----------------------------------------------- -----  ------  -----  ------
                                                      Redemption fees                                  none    none    none   none
                                                      ----------------------------------------------- -----  ------  -----  ------
                                                      Exchange fees                                    none    none    none   none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the  Management fees                                 0.25%   0.25%   0.25%  0.25%
Fund's assets.                                        --------------------------------------         -----   -----   -----  ------
                                                      Distribution and service (12b-1) fees(4)        0.30%   1.00%   1.00%  0.60%
                                                      --------------------------------------         -----   -----   -----  ------
                                                      Other expenses(5)                               0.63%   0.63%   0.63%  0.63%
                                                      --------------------------------------         -----   -----   -----  ------
                                                      Total annual fund operating expenses            1.18%   1.88%   1.88%  1.48%
                                                      --------------------------------------         -----   -----   -----  -----
                                                      Fee waivers and payments(6)                    (0.38%) (0.33%) (0.33%)(0.43%)
                                                      --------------------------------------         -----   -----   -----  ------
                                                      Net expenses                                    0.80%   1.55%   1.55%  1.05%
------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS(8)                   A         B         B         C         C         R
                                                                                          (IF REDEEMED)       (IF REDEEMED)
                                                      ------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the      1 year                  $652      $158      $558      $158      $258      $107
cost of investing in the Portfolio to the cost of     -------               ------    ------    ------    ------    ------    ------
investing in other mutual funds with similar          3 years                 $893      $559      $834      $559      $559      $426
investment objectives. We show the cumulative amount  -------               ------    ------    ------    ------    ------    ------
of Portfolio expenses on a hypothetical investment    5 years               $1,152      $986    $1,211      $986      $986      $767
of $10,000 with an annual 5% return over the time     -------               ------    ------    ------    ------    ------    ------
shown.(7) This example reflects the net operating     10 years              $1,893    $1,991    $1,991    $2,174    $2,174    $1,732
expenses with expense waivers for the one-year        -------               ------    ------    ------    ------    ------    ------
period and the total operating expenses without
expense waivers for years two through ten. This is
an example only, and does not represent future
expenses, which may be greater or less than those
shown here

------------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS(8)                   A         B         B         C         C         R
                                                                                          (IF REDEEMED)       (IF REDEEMED)
                                                      ------------------------------------------------------------------------------
THIS EXAMPLE is also based on a hypothetical          1 year                  $723      $233      $633      $233      $333      $182
investment of $10,000 with an annual 5% return over   -------               ------    ------    ------    ------    ------    ------
the time shown but assumes the net operating          3 years               $1,110      $785    $1,060      $785      $785      $655
expenses with expense waivers for the one-year        -------               ------    ------    ------    ------    ------    ------
period and the total operating expenses without       5 years               $1,522    $1,364    $1,589    $1,364    $1,364    $1,153
expense waivers for years two through ten of the      -------               ------    ------    ------    ------    ------    ------
Delaware Conservative Allocation Portfolio noted      10 years              $2,666    $2,765    $2,765    $2,935    $2,935    $2,527
above. In this example we have also included an       -------               ------    ------    ------    ------    ------    ------
estimate of the average aggregate total operating
expenses of the Delaware Investments Funds as
described on page 11, including any applicable fee
waiver. When the Portfolio invests in any of these
funds, it absorbs a portion of their underlying
expenses. This is an example only, and does not
represent future expenses, which may be greater or
less than those shown here.
------------------------------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Portfolio's distributor has contracted to limit the Class A and Class R shares 12b-1 fee through January 31, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

(5) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Portfolio will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(6) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.55% of average daily net assets.

(7) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

OTHER EXPENSES PAID BY THE PORTFOLIOS

Because the Portfolios invest primarily in other Delaware Investments Funds, they will be shareholders of those funds. Like all shareholders, a Portfolio will bear a proportionate share of any management fees and other expenses of the Delaware Investments Funds that a Portfolio holds. These fees, which are deducted from the underlying funds before their share prices are calculated, are in addition to the fees and expenses described in each Portfolio profile. Depending on which funds are held in each Portfolio, the fees will vary over time. However, in order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Portfolio, based on the expense ratios of the Delaware Investments Funds for each of their most recent fiscal years and each Portfolio's allocations as of September 30, 2005. Based on these hypothetical calculations, the combined average expense ratio of the Delaware Investments Funds that is borne by each of the Portfolios, including any applicable fee waiver, would have been as follows:

Aggressive Allocation Portfolio    0.87%
Moderate Allocation Portfolio      0.79%
Conservative Allocation Portfolio  0.75%
                                   -----


Expenses will differ depending on how the Portfolios allocate assets among the Delaware Investments Funds.

HOW WE MANAGE THE PORTFOLIOS

OUR INVESTMENT STRATEGIES

In order to meet the changing needs of investors throughout their lives, Delaware Foundation Funds offers three different portfolios with varying levels of income and growth potential and corresponding variations in risk. From the most conservative (the Delaware Conservative Allocation Portfolio) to the moderate (the Delaware Moderate Allocation Portfolio) to the most aggressive (the Delaware Aggressive Allocation Portfolio), each Portfolio relies on active asset allocation and invests in a select group of Delaware Investments Funds as it strives to attain its objective.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Portfolio is a type of mutual fund known as a fund-of-funds. A fund-of-funds typically invests in other mutual funds rather than individual securities. The potential benefits of such a strategy are three-fold:

1. An extra layer of diversification by investing in a number of underlying funds that, in turn, invest in a broadly diversified number of individual securities;

2. Access to the investment expertise of multiple portfolio managers and analysts who work on the underlying funds; and

3.     A professional portfolio manager who makes asset allocation decisions.

We offer the Portfolios because we believe that a fund-of-funds is an efficient way to provide active asset allocation services to meet the needs of investors at various stages of their life and wealth accumulation. Our active asset allocation strategy begins with an evaluation of three key factors:

o the expected return of specific asset classes such as equities or fixed-income securities;

o the expected volatility or degree to which returns of each asset class have varied from one period to the next; and

o the correlation of various asset classes, that is, the degree to which two asset classes move up or down together.

After using this information to determine how much of each Portfolio will be allocated to a particular asset class, we then select specific Delaware Investments Funds for investment. We have identified a select group of funds that suit the allocation strategies of the Portfolios and have grouped them into four broad asset classes.

The Delaware Investments Funds we typically invest in are listed below in their respective asset classes. Groupings are approximate and based on the core strategy of each individual fund. Management may add or delete funds from this list without shareholder approval.


DELAWARE INVESTMENTS FUNDS AVAILABLE TO THE PORTFOLIOS

U.S. EQUITIES

Delaware Growth Opportunities Fund            Delaware Small Cap Core Fund
                                              (formally Delaware Small Cap Contrarian Fund)

Delaware Large Cap Growth Fund
  (formerly Delaware Diversified Value Fund)  Delaware Small Cap Value Fund
Delaware Value Fund                           Delaware Trend Fund
Delaware REIT Fund                            Delaware U.S. Growth Fund
Delaware Select Growth Fund

INTERNATIONAL EQUITY
Delaware Emerging Markets Fund                Delaware International Small Cap Value Fund*
Delaware International Value Equity Fund

FIXED-INCOME
Delaware American Government Bond Fund        Delaware Inflation Protected Bond Fund
Delaware Corporate Bond Fund                  Delaware High-Yield Opportunities Fund
Delaware Delchester Fund                      Delaware Limited-Term Government Fund
Delaware Extended Duration Bond Fund

MONEY MARKET
Delaware Cash Reserve

*      As of March 30, 2006, this Fund will be named Delaware Global Value Fund.


Once we select appropriate investments for each Portfolio, we continually monitor the market and economic environments, the risk/reward profiles of each asset class and the performance of individual funds. We actively adjust each Portfolio, striving to meet its investment objective.

The Portfolios' investment objectives are non-fundamental. This means the Board of Trustees may change an objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

THE SECURITIES WE TYPICALLY INVEST IN
--------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                 HOW WE USE THEM
-------------------------------------------------------  -----------------------------------------------------------------
                                                                DELAWARE              DELAWARE              DELAWARE
                                                         AGGRESSIVE ALLOCATION   MODERATE ALLOCATION      CONSERVATIVE
                                                               PORTFOLIO              PORTFOLIO       ALLOCATION PORTFOLIO
-------------------------------------------------------  ---------------------  --------------------  --------------------
U.S. EQUITY FUNDS OR U.S. EQUITY SECURITIES may include  45% to 75% of Assets   35% to 65% of Assets   20% to 50% of Assets
Delaware Investments Funds in the equity asset class or  -----------------------------------------------------------------
individual equity securities.                            Each Portfolio may invest in one or more of the mutual funds listed below.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware Growth Opportunities Fund                       Delaware Growth Opportunities Fund seeks long-term capital growth. It invests primarily in common stocks of medium-sized companies believed to have growth potential.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware Large Cap Growth Fund                           Delaware Large Cap Growth Fund seeks capital appreciation. It invests primarily in large companies believed to have growth potential.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware Value Fund                                      Delaware Value Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in
                                                         dividend-paying stocks and income-producing securities that are convertible into common stocks.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware REIT Fund                                       Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. It invests
                                                         primarily in real estate investment trusts (REITs) and other companies that are principally engaged in the real estate
                                                         industry.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware Select Growth Fund                              Delaware Select Growth Fund seeks long-term capital appreciation, which the fund attempts to achieve by investing primarily in equity securities of companies of all sizes believed to have the potential for high earnings growth.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware Small Cap Core Fund                             Delaware Small Cap Core Fund seeks long-term capital
                                                         appreciation. It invests primarily in stocks of small companies that are believed to have a combination of attractive valuations, growth prospects and strong cash flows.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware Small Cap Value Fund                            Delaware Small Cap Value Fund seeks capital appreciation. It invests primarily in small cap companies that are believed to be undervalued.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware Trend Fund                                      Delaware Trend  Fund seeks capital appreciation by  investing primarily in securities of emerging or other growth-oriented companies. It focuses on small companies that are believed to be responsive to changes in the marketplace and that have the fundamental characteristics to support continued growth.
-------------------------------------------------------  -----------------------------------------------------------------
Delaware U.S. Growth Fund                                Delaware U.S. Growth Fund seeks maximum capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        SECURITIES                                                   HOW WE USE THEM
----------------------------------------------------------  -----------------------------------------------------------------
                                                                   DELAWARE              DELAWARE              DELAWARE
                                                            AGGRESSIVE ALLOCATION   MODERATE ALLOCATION      CONSERVATIVE
                                                                  PORTFOLIO              PORTFOLIO       ALLOCATION PORTFOLIO
----------------------------------------------------------  ---------------------  --------------------  --------------------
FIXED-INCOME FUNDS OR FIXED-INCOME SECURITIES may include   5% to 35% of Assets  25% to 55% of Assets  45% to 75% of Assets
Delaware Investments Funds in the Fixed-Income asset class  -----------------------------------------------------------------
or individual fixed-income securities.
                                                            Each  Portfolio may invest in one or more of the mutual funds listed below.
----------------------------------------------------------  -----------------------------------------------------------------
Delaware American Government Bond Fund                      Delaware American Government Bond Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies  or instrumentalities, including mortgage-backed
                                                            securities.
----------------------------------------------------------  -----------------------------------------------------------------
Delaware Corporate Bond Fund                                Delaware Corporate Bond Fund seeks total return. It invests primarily in investment grade corporate bonds of intermediate duration (between four and seven years).
----------------------------------------------------------  -----------------------------------------------------------------
Delaware Delchester Fund                                    Delaware Delchester Fund seeks total return and, as a secondary objective  high current income. It invests primarily in high-
                                                            yield, higher risk corporate bonds, commonly known as "junk bonds."
----------------------------------------------------------  -----------------------------------------------------------------
Delaware Extended Duration Bond Fund                        Delaware Extended Duration Bond Fund seeks total return. It invests primarily in investment grade corporate bonds of
                                                            relatively longer duration (between eight and eleven years).
----------------------------------------------------------  -----------------------------------------------------------------
Delaware High-Yield Opportunities Fund                      Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high  current income. It invests primarily in  high-yield, higher risk corporate bonds, commonly known as
                                                            "junk bonds."
----------------------------------------------------------  -----------------------------------------------------------------
Delaware Limited-Term Government Fund                       Delaware Limited-Term Government Fund seeks a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. It invests primarily in short and intermediate-term fixed-income securities issued or guaranteed bY the u.s. government as well as instruments backed by those securities.
----------------------------------------------------------  -----------------------------------------------------------------
MONEY MARKET FUNDS OR MONEY MARKET SECURITIES may include         0-35% of Assets       0-35% of Assets       0-35% of Assets
Delaware Cash Reserve Fund, a money market fund,
individual money market securities or repurchase
agreements.
----------------------------------------------------------  -----------------------------------------------------------------
Delaware Cash Reserve                                       Delaware Cash Reserve seeks maximum current income, while
                                                            preserving principal and maintaining liquidity. As a money market fund, it invests in highly liquid money market instruments.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                            SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------  ----------------------------------------------------------------
                                                                          DELAWARE              DELAWARE             DELAWARE
                                                                   AGGRESSIVE ALLOCATION  MODERATE ALLOCATION      CONSERVATIVE
                                                                         PORTFOLIO             PORTFOLIO       ALLOCATION PORTFOLIO
-----------------------------------------------------------------  ---------------------  -------------------  --------------------
REPURCHASE AGREEMENTS: An agreement between a buyer, such          The Portfolios may use overnight repurchase agreements to invest
as a Portfolio, and seller of securities in which the seller       cash prior to investing it in other funds or securities, or for
agrees to buy the securities back within a specified time at the   temporary defensive  purposes. A Portfolio will only enter into
same price the buyer paid for them, plus an amount equal to        repurchase agreements in which the collateral is comprised of
an agreed upon interest rate. Repurchase agreements are            U.S. government securities.
often viewed as equivalent to cash.
-----------------------------------------------------------------  ----------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS OR INTERNATIONAL EQUITY SECURITIES       10%-30% of Assets     5% to 20% of Assets       0-10% of Assets
may include Delaware Investments Funds in the international
equity asset class or individual international equity securities.
                                                                   Each Portfolio may invest in one or more of the mutual funds listed below.
-----------------------------------------------------------------  ----------------------------------------------------------------
Delaware Emerging Markets Fund                                     Delaware Emerging Markets Fund seeks long-term capital
                                                                   appreciation. It invests primarily in equity securities of companies located in under-developed, emerging market countries.
-----------------------------------------------------------------  ----------------------------------------------------------------
Delaware International Value Equity Fund                           Delaware International Value  Equity Fund seeks long-term growth without undue risk to principal. It invests primarily in equity securities of companies located in developed or emerging market countries that provide the potential for capital appreciation and income that are believed to be undervalued.
-----------------------------------------------------------------  ----------------------------------------------------------------
Delaware International Small Cap Value Fund                        Delaware International Small Cap Value Fund seeks long-term capital appreciation. It invests primarily in equity securities of small companies located in developed countries that are believed to be undervalued.
-----------------------------------------------------------------  ----------------------------------------------------------------
OTHER TYPES OF SECURITIES which may be held by the portfolios.
-----------------------------------------------------------------  ----------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or sell      We might use options or futures to gain exposure to a particular
a security or group of securities at an agreed upon price at       market segment without purchasing individual funds or securities
a future date. The purchaser of an option may or may not           in that  segment. We  might use this  approach if we  had excess
choose to go through with the transaction; the seller of an        cash that we  wanted to invest quickly or to make an investment
option must go through with the transaction if the option          without disrupting one of the other Delaware Investments Funds.
is exercised.
                                                                   We might also use options or futures to neutralize the effect of
Futures contracts are agreements for the purchase or sale          potential price declines without selling securities.
of a security or group of securities at a specified price, on
a specified date. Unlike an option, a futures contract must        Use of these strategies can  increase the operating costs of the
be executed unless it is sold before the settlement date.          Portfolios and can lead to loss of principal.

Options and futures are generally considered to be
derivative securities.
-----------------------------------------------------------------------------------------------------------------------------------


BORROWING FROM BANKS The Portfolios may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Portfolios being unable to meet their investment objectives.

TEMPORARY DEFENSIVE POSITIONS The Portfolios are permitted to make temporary investments in bonds, cash or cash equivalents and may allocate 100% of their net assets to Delaware Cash Reserve in response to unfavorable market conditions. To the extent that a Portfolio holds these securities, it may be unable to achieve its objective.

PORTFOLIO TURNOVER Though we anticipate that each of the Portfolios will have an annual portfolio turnover of less than 100%, some of the funds that the Portfolios may invest in have turnover rates greater than 100%. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets within one year. High turnover rates in the individual funds held by the Portfolios could result in increased transaction costs and tax liability for investors.


MORE ABOUT THE PORTFOLIOS

GUIDELINES FOR PURCHASING AND REDEEMING SHARES OF OTHER DELAWARE INVESTMENTS
FUNDS

Following is important information about how the Portfolios operate, which you should consider when evaluating the Portfolios.

o Each Portfolio will invest in the institutional class shares of certain Delaware Investments Funds. When investing in Delaware Cash Reserve, Class A will be used. This means the Portfolios will pay no sales charges or 12b-1 distribution fees on any of the shares of Delaware Investments Funds that they purchase.

o Each Portfolio will bear its proportionate share of fees and expenses that apply to the institutional classes of the Delaware Investments Funds they hold.

o Any performance reported for the Portfolios will include the impact of all fund expenses, whether they are related to the Portfolios or the underlying funds they invest in.

o We have adopted Asset Allocation Guidelines for our purchase and sale of other Delaware Investments Funds. If the manager of the Portfolios anticipates that a purchase or redemption will disrupt the investment strategies of an underlying fund, the manager will confer with the portfolio managers of that fund to determine how to minimize adverse affects on both funds. Such steps might include staggering the timing and amounts of the transactions. As a result, the Portfolios might not be able to purchase or redeem shares of other Delaware Investments Funds at the time or in the amounts that the manager would otherwise prefer. This could decrease the total return or increase the volatility of each Portfolio.

o Because many Delaware Investments Funds are managed independently by different individuals or investment teams, there is no overall coordination of purchases and sales of individual securities. Therefore, it is possible that one of the funds held by a Portfolio or the Portfolios themselves might be acquiring securities at the same time another is selling them. This could increase transaction costs.

THE RISKS OF INVESTING IN THE PORTFOLIOS

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Portfolios you should carefully evaluate the risks. Because of the nature of the Portfolios, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Portfolios. Please see the Statement of Additional Information (SAI) for further discussion of these risks and other risks not discussed here.

-------------------------------------------------------------------------------------------------------------------------
                         RISKS                             DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                                                                         HOW WE STRIVE TO MANAGE THE RISK
------------------------------------------------------  -----------------------------------------------------------------
                                                               DELAWARE              DELAWARE              DELAWARE
                                                        AGGRESSIVE ALLOCATION  MODERATE ALLOCATION       CONSERVATIVE
                                                              PORTFOLIO             PORTFOLIO        ALLOCATION PORTFOLIO
------------------------------------------------------  ---------------------  -------------------  ---------------------

MARKET RISK is the risk that all or a majority of the   Most of the underlying Delaware Investments Funds and the
securities in a certain market  like the stock or bond  Portfolios themselves are subject to this risk. In all
market  will decline in value because of factors such   Portfolios, we generally maintain a long-term investment approach
as economic conditions, future expectations or          and focus on securities we believe can appreciate over an
investor confidence.                                    extended time  frame regardless of interim  market fluctuations.
                                                        Though we may hold securities for any amount of time, we
                                                        generally do not trade for short-term purposes.

                                                        Each Portfolio may hold a  substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------  -----------------------------------------------------------------
INDUSTRY RISK is the risk that the value of securities  Most of the underlying Delaware Investments Funds and the
in a particular industry will decline because of        Portfolios themselves are subject to these risks. Delaware REIT
changing expectations for the performance of that       Fund is particularly sensitive to changes in the  real estate
industry.                                               market. The underlying funds generally hold a number of different securities spread across various sectors. The Portfolios also
SECURITY RISK is the risk that the value of an          follow a  rigorous selection  process before choosing securities
individual stock or bond will decline because of        and continually monitor them while they remain invested. This,
changing expectations for the performance of the        combined with  the fact that the Portfolios will hold at least
individual company issuing the stock.                   four different Delaware Investments Funds, typically representing different asset classes, should help to reduce industry and security risk.
------------------------------------------------------  -----------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller   Several of the International and U.S. Equity funds are subject to
companies may be more volatile than larger              this risk. These Funds maintain  well-diversified portfolios,
companies because of limited financial resources        select stocks  carefully and monitor them continually. In
or dependence on narrow product lines.                  determining the asset allocation for the Portfolios, the manager will evaluate the current risk and reward potential of small-cap stocks and make allocation decisions accordingly.
------------------------------------------------------  -----------------------------------------------------------------
                                                        The Aggressive         The Moderate         The Conservative
                                                        Allocation             Allocation           Allocation
                                                        Portfolio will         Portfolio will have  Portfolio will
                                                        generally have         moderate exposure    generally have less
                                                        significant exposure   to this risk.        exposure to this risk
                                                        to this risk, due to                        due to its reduced
                                                        its greater emphasis                        emphasis on equity
                                                        on equities.                                securities.
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                        RISKS                              DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                                                                        HOW WE STRIVE TO MANAGE THE RISK
-----------------------------------------------------  ------------------------------------------------------------------
                                                              DELAWARE              DELAWARE               DELAWARE
                                                       AGGRESSIVE ALLOCATION   MODERATE ALLOCATION       CONSERVATIVE
                                                             PORTFOLIO              PORTFOLIO        ALLOCATION PORTFOLIO
-----------------------------------------------------  ---------------------  --------------------  ---------------------

INTEREST RATE RISK is the risk that securities will    This is generally the most significant risk for fixed-income decrease in value if interest rates rise. The risk is  funds. In striving to manage this risk, managers of Delaware
generally associated with bonds; however, because      fixed-income funds will typically monitor economic conditions and
smaller companies often borrow money to finance        the interest rate environment. They will also usually keep the
their operations, they may be adversely affected       average maturity of a fund as short as is prudent, in keeping with
by rising interest rates.                              the individual fund's investment objective.
-----------------------------------------------------  ------------------------------------------------------------------
                                                       The Delaware Investments Funds listed  on page 13 that are subject to small company risk may also be subject to this risk. The managers of these Funds consider the potential effect that rising interest rates might have on a stock before the stock is
                                                       purchased.
-----------------------------------------------------  ------------------------------------------------------------------
                                                       The Aggressive         The Moderate          For the
                                                       Allocation             Allocation            Conservative
                                                       Portfolio will         Portfolio will        Allocation
                                                       generally have         generally have        Portfolio, this is a
                                                       moderate exposure      moderate exposure     significant risk due
                                                       to this risk due to    to this risk. Though  to its substantial
                                                       its lesser emphasis    it will have a        allocation to
                                                       on fixed-income        fixed-income          fixed-income funds
                                                       funds and              allocation and        and securities.
                                                       securities. Though     holdings of small
                                                       it will have holdings  companies, these
                                                       of small companies,    may be balanced by
                                                       these may be           equity holdings of
                                                       balanced by equity     larger companies.
                                                       holdings of larger
                                                       companies.
-----------------------------------------------------  ------------------------------------------------------------------
CREDIT RISK is the risk that a bond's issuer might     Each of the Delaware Investments Funds investing primarily in
be unable to make timely payments of interest          fixed-income securities is subject to some degree of credit risk.
and principal.                                         This is less substantial for high-quality, government-oriented funds and more significant for funds that invest in lower quality
Investing in so-called "junk" or "high-yield" bonds    bonds.
entails greater risk of principal loss than the risk
involved in investment grade bonds.
-----------------------------------------------------  ------------------------------------------------------------------
                                                       For the Aggressive     For the Moderate      For the
                                                       Allocation             Allocation            Conservative
                                                       Portfolio, this is a   Portfolio, this is a  Allocation
                                                       less significant risk  moderate risk.        Portfolio, this may
                                                       due to its reduced     Though it probably    be a significant risk
                                                       emphasis on            will invest in high   because the
                                                       fixed-income           yield bond funds,     Portfolio may have
                                                       securities.            these holdings may    a substantial
                                                                              be balanced by an     allocation to high
                                                                              allocation to U.S.    yield bond funds.
                                                                              Equity funds or
                                                                              higher-quality bond
                                                                              funds.
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                         RISKS                              DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                                                                          HOW WE STRIVE TO MANAGE THE RISK
-------------------------------------------------------  -----------------------------------------------------------------
                                                                DELAWARE              DELAWARE              DELAWARE
                                                         AGGRESSIVE ALLOCATION  MODERATE ALLOCATION       CONSERVATIVE
                                                               PORTFOLIO             PORTFOLIO        ALLOCATION PORTFOLIO
-------------------------------------------------------  ---------------------  -------------------  ---------------------
PREPAYMENT RISK is the risk that the principal on a      Prepayment risk can be a significant risk to fixed-income funds
bond that is held by a fund will be prepaid prior to     that have a large percentage of holdings in mortgage securities.
maturity at a time when interest rates are lower than    In order to manage this risk, when we think interest rates are
what that bond was paying. A fund would then have        low, or that rates will be declining, managers of these funds
to reinvest that money at a lower interest rate.         typically look for mortgage securities that they believe are less likely to be prepaid. The Portfolios will be more or less subject to this risk depending on how  much they have allocated to
                                                         Delaware Investments Funds that hold a large percentage of mortgage securities.
-------------------------------------------------------  -----------------------------------------------------------------
                                                         For the Aggressive     For the Moderate     For the
                                                         Allocation             Allocation           Conservative
                                                         Portfolio there is     Portfolio there is   Allocation
                                                         low exposure to this   relatively low       Portfolio, this could
                                                         risk due to a          exposure to this     be a significant risk
                                                         reduced emphasis       risk, due to its     due to its greater
                                                         on the fixed-income    balanced approach    focus on the
                                                         asset class.           and allocation to    fixed-income
                                                                                equity securities.   asset class.
-------------------------------------------------------  -----------------------------------------------------------------
FUTURES AND OPTIONS RISK is the possibility that a fund  Each of the Portfolios and many of the Delaware Investments Funds
may experience a loss if it employs an options or        may use options and futures for defensive purposes, such as to
futures strategy related to a security or a market       protect gains in the portfolio without actually selling a
index and that security or index moves in the            security, or to gain exposure to a particular market segment
opposite direction from what the manager                 without purchasing individual securities in the segment.
anticipated. Futures and options also involve
additional expenses, which could reduce any benefit
or increase any loss that fund gains from using the
strategy.
-------------------------------------------------------  -----------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be  Many of the Delaware Investments Funds invest some or all of adversely affected by political instability, changes in  their assets in foreign securities. Though each of the Portfolios
currency exchange rates, inefficient markets, foreign    may invest in international funds or international securities,
economic conditions, lack of information or              they only may invest a limited portion of their net assets in
inadequate regulatory and accounting standards.          international funds as  described below. Holding both
                                                         international and domestic securities in a well-allocated
                                                         portfolio may actually help to reduce overall portfolio risk since these types of securities may experience different
                                                         performance cycles.
-------------------------------------------------------  -----------------------------------------------------------------
                                                         The Aggressive         The Moderate         The Conservative
                                                         Allocation             Allocation           Allocation
                                                         Portfolio has          Portfolio has        Portfolio has low
                                                         moderate exposure      moderate exposure    exposure to this risk
                                                         to this risk, since    to this risk, since  because
                                                         international          international        international
                                                         holdings may range     holdings may range   holdings are limited
                                                         from 10% to 30% of     from 5% to 20%       to 10% of net assets.
                                                         net assets.            of net assets.
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                         RISKS                               DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                                                                          HOW WE STRIVE TO MANAGE THE RISK
-------------------------------------------------------  ------------------------------------------------------------------
                                                                DELAWARE              DELAWARE               DELAWARE
                                                         AGGRESSIVE ALLOCATION   MODERATE ALLOCATION       CONSERVATIVE
                                                               PORTFOLIO              PORTFOLIO        ALLOCATION PORTFOLIO
-------------------------------------------------------  ---------------------  --------------------  ---------------------

EMERGING MARKETS RISK is the possibility that the risks  Several of the International Equity funds are subject to this
associated with international investing will be          risk. These fun ds carefully select securities within emerging
greater in emerging markets than in more developed       markets and strive to consider all relevant risks associated with
foreign markets because, among other things,             an individual company. When deciding how much to allocate to these
emerging markets may have less stable political and      funds, the Portfolios' manager will consider whether the potential
economic environments.                                   rewards of investing in these funds outweigh the potential risks.
-------------------------------------------------------  ------------------------------------------------------------------
                                                         The Aggressive         The Moderate          The Conservative
                                                         Allocation             Allocation            Allocation
                                                         Portfolio has          Portfolio has         Portfolio has low
                                                         moderate exposure      moderate exposure     exposure to this
                                                         to this risk, since    to this risk, since   risk because
                                                         international          international         international
                                                         holdings may range     holdings may range    holdings are limited
                                                         from 10% to 30%        from 5% to 20%        to 10% of net assets.
                                                         of net assets.         of net assets
-------------------------------------------------------  ------------------------------------------------------------------
CURRENCY RISK is the risk that the value of a fund's     Each of the International Equity funds is subject to this risk and
investments may be negatively affected by changes        may try to hedge currency risk by purchasing foreign currency
in foreign currency exchange rates. Adverse changes      exchange contracts. By agreeing to purchase or sell foreign
in exchange rates may reduce or eliminate any gains      securities at a pre-set price on a future date, the International
produced by investments that are denominated in          Equity funds strive to protect the value of the securities they
foreign currencies and may increase any losses.          own from future changes in currency rates. The International
                                                         Equity funds will use forward currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
-------------------------------------------------------  ------------------------------------------------------------------
                                                         The Aggressive         The Moderate          The Conservative
                                                         Allocation Portfolio   Allocation Portfolio  Allocation Portfolio
                                                         has moderate           has moderate          has minimal
                                                         exposure to this       exposure to this      exposure to this
                                                         risk, since            risk, since           risk because
                                                         international          international         international
                                                         holdings may range     holdings may range    holdings are limited
                                                         from 10% to 30%        from 5% to 20%        to 10% of net assets.
                                                         of net assets.         of net assets.
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                          RISKS                              DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                                                                          HOW WE STRIVE TO MANAGE THE RISK
--------------------------------------------------------  ----------------------------------------------------------------
                                                                 DELAWARE              DELAWARE             DELAWARE
                                                          AGGRESSIVE ALLOCATION  MODERATE ALLOCATION      CONSERVATIVE
                                                                PORTFOLIO             PORTFOLIO       ALLOCATION PORTFOLIO
--------------------------------------------------------  ---------------------  -------------------  --------------------
NON-DIVERSIFIED RISK: Non-diversified funds have the      Each of the Portfolios, as well as several of the Delaware
flexibility to invest as much as 50% of their assets in   Investments Funds they may hold, are non-diversified funds
as few as two issuers, provided no single issuer          subject to this risk. Nevertheless, we typically hold shares of
accounts for more than 25% of the portfolio. The          at least four different Delaware Investments Funds, which in
remaining 50% of the portfolio must be diversified        turn hold a number of securities representing a variety of
so that no more than 5% of a fund's assets is             different issuers or industry sectors. Though we are technically
invested in the securities of a single issuer. When a     subject to non-diversified risk, we do not believe it will have
fund invests its assets in fewer issuers, the value of    a substantial impact on the Portfolios.
fund shares may increase or decrease more rapidly
than if the fund were fully diversified.
--------------------------------------------------------  ----------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities cannot  Each of the Portfolios' exposure to illiquid securities is
be readily sold within seven days at approximately        limited to 15% of net assets. For each of the Delaware
the price that a fund has valued them.                    Investments Funds, exposure to illiquid securities is limited to
                                                          10% or 15% of net assets.
--------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings is available in the Portfolios' SAI.

WHO MANAGES THE PORTFOLIOS

INVESTMENT MANAGER
The Portfolios are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company manages each Portfolio's assets by allocating a Portfolio's assets among the Delaware Investments Funds. The management services include monitoring the Delaware Investments Funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment by each Portfolio. Delaware Management Company also oversees the Portfolios' direct investment in securities, manages the Portfolios' business affairs and provides daily administrative services. For these services, the manager was paid 0.02%, 0.04% and 0% as a percentage of average daily net assets during the last fiscal year for the Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio and Delaware Conservative Allocation Portfolio, respectively, due to expense limitations in effect for the Portfolios.

A discussion of the basis for the Board of Trustees' approval of the Portfolios' investment advisory contract is available in the Portfolios' annual report to shareholders for the period ended September 30, 2005.

PORTFOLIO MANAGERS
Patrick P. Coyne assumed primary responsibility for making day-to-day investment decisions for the Portfolios on May 7, 2004. When making investment decisions for each Portfolio, Mr. Coyne regularly consults with Christopher S. Adams, Francis X. Morris, Michael S. Morris, and Donald G. Padilla.

PATRICK P. COYNE, Executive Vice President/Managing Director/Head of Equity Investments, holds a magna cum laude degree in European History and Classics from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School of Business. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. In 1989 he joined Delaware Investments, where he now heads up the equity investment department while co-managing mutual funds and nuclear decommissioning accounts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

CHRISTOPHER S. ADAMS, Vice President/Portfolio Manager and Senior Equity Analyst, is a member of the Core Equity Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both a bachelor's and master's degree in history and economics from Oxford University, England and received a MBA with dual majors in finance and insurance/risk management from The Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of the CFA Institute and a Director of the Financial Analysts of Philadelphia.

FRANCIS X. MORRIS, Senior Vice President, Chief Investment Officer Core Equity, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 22 years of investment management experience. Mr. Morris came to Delaware Investments from PNC Asset Management where he served as Vice President and Director of Equity Research. He is past president of the CFA Society of Philadelphia and is a member of the CFA Institute.

MICHAEL S. MORRIS, Vice President/Portfolio Manager, is a portfolio manager on the Delaware Core Equity team. Prior to joining Delaware Investments in 1999, he worked as a Senior Equity Analyst at Newbold's Asset Management, covering financial stocks. He began his investment career as an equity analyst in 1993 at Ohio Casualty Corporation. Mr. Morris holds a bachelor's degree in Finance from Indiana University. Mr. Morris is a CFA Charterholder and a member of the Bank and Financial Analysis Association.

DONALD G. PADILLA, Vice President/Equity Analyst II, is a member of the portfolio construction group within the Core Equity Team. He performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1994 as an Assistant Controller responsible for treasury functions, including managing corporate cash investments, developing financial models and the financial operations of the Lincoln Life 401k annuities segment. Prior to joining Delaware Investments in 1994, Mr. Padilla worked for ten years at The Vanguard Group. Mr. Padilla received a BS degree in Accounting from Lehigh University. He is a CFA charterholder. He is a member of the CFA Society of Philadelphia.

The SAI for the Portfolios provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Portfolios.

WHO'S WHO?

This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments Funds.

                               [GRAPHIC OMITTED]

                                    BOARD OF TRUSTEES
INVESTMENT MANAGER                                                CUSTODIAN
Delaware Management Company                                       JPMorgan Chase Bank
2005 Market Street                                                4 Chase Metrotech Center
Philadelphia, PA 19103-7094           THE PORTFOLIOS              Brooklyn, NY 11245

PORTFOLIO MANAGERS
(see page 23 for details)

             DISTRIBUTOR                                 SERVICE AGENT
             Delaware Distributors, L.P.                 Delaware Service Company, Inc.
             2005 Market Street                          2005 Market Street
             Philadelphia, PA 19103-7094                 Philadelphia, PA 19103-7094

             FINANCIAL INTERMEDIARY WHOLESALER
             Lincoln Financial Distributors, Inc.
             2001 Market Street
             Philadelphia, PA  19103-7055


                               FINANCIAL ADVISORS

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Portfolios rely on certain exemptive rules adopted by the SEC that require their Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Portfolio shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE PORTFOLIOS
You can choose from a number of share classes for a Portfolio. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.


CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.

o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current net asset value. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering may be greater or lesser than the percentage shown.

                                    SALES CHARGE AS %               SALES CHARGE AS %
     AMOUNT OF PURCHASE             OF OFFERING PRICE            OF NET AMOUNT INVESTED
---------------------------  ------------------------------  ------------------------------
     Less than $49,999                    5.75%                           6.54%
 $50,000 but under $99,999                4.75%                           5.41%
$100,000 but under $249,999               3.75%                           4.31%
$250,000 but under $499,999               2.50%                           3.00%
$500,000 but under $999,999               2.00%                           2.44%
     $1 million or more      None (Limited CDSC may apply)*  None (Limited CDSC may apply)*


*There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Portfolio. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of contingent deferred sales charges -- Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

o For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Portfolio. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of contingent deferred sales charges -- Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of contingent deferred sales charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Portfolio. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plans covering multiple employees (including 401(k), 401(a), 457 and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets of $10 million or less at the time shares are considered for purchase; and (ii) I Individual Retirement Account (IRA) rollovers from plans that were previously maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants. Except as noted above, no other IRAs are eligible for Class R shares (e.g., no SIMPLE IRAs, SEP-IRAs, SAR-IRAs, Roth IRAs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Portfolios has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B AND CLASS C Contingent deferred sales charges (CDSC) are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Portfolio, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION
Your financial advisor that sells you shares of the Portfolios may be eligible to receive the following amounts as compensation for your investment in the Portfolios. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                           CLASS A*  CLASS B**  CLASS C***  CLASS R****
-----------------------------------------------------------------------
COMMISSION (%)                  ---      4.00%       1.00%          ---
Investment up to $49,999      5.00%        ---         ---          ---
$50,000 to $99,999            4.00%        ---         ---          ---
$100,000 to $249,999          3.00%        ---         ---          ---
$250,000 to $499,999          2.00%        ---         ---          ---
$500,000 to $999,999          1.60%        ---         ---          ---
$1,000,000 to $4,999,999      1.00%        ---         ---          ---
$5,000,000 to $24,999,999     0.50%        ---         ---          ---
$25,000,000 +                 0.25%        ---         ---          ---
12B-1 FEE TO DEALER           0.30%      0.25%       1.00%        0.60%


* On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares, however the Distributor has contracted to limit this amount to 0.25% through January 31, 2007.

** On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

*** On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

**** On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through January 31, 2007. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Portfolio in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments fund holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge. We reserve the right to determine whether any purchase is entitled by virtue of the foregoing, to the reduced initial sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                                                              SHARE CLASS
               PROGRAM                               HOW IT WORKS                      A                   B
-------------------------------------  ----------------------------------------  -------------  ----------------------
Letter of Intent                       Through a Letter of Intent you agree to         X        Although the Letter of
                                       invest a certain amount in Delaware                      Intent and Rights of
                                       Investments Funds (except money                          Accumulation   do  not
                                       market funds with no sales charge) over                  apply to the purchase
                                       a 13-month period to qualify for                         of Class B and Class C
                                       reduced front-end sales charges.                         shares, you can
                                                                                                combine  your purchase
                                                                                                of Class A shares
                                                                                                with your  purchase of
                                                                                                Class B and Class C
                                                                                                shares to fulfill your
                                                                                                Letter of Intent or
                                                                                                qualify for  Rights of
                                                                                                Accumulation.

Rights of Accumulation                 You can combine your holdings or                X
                                       purchases of all Delaware Investments
                                       Funds (except money market funds with
                                       no sales charge) as well as the holdings
                                       and purchases of your spouse and
                                       children under 21 to qualify for reduced
                                       front-end sales charges.

Reinvestment of                        Up to 12 months after you redeem          For Class A,   For Class B, your
Redeemed Shares                        shares, you can reinvest the proceeds     you will not   account will be
                                       without paying a sales charge, as noted   have to pay    credited with the
                                       to the right.                             an additional  contingent deferred
                                                                                 front-end      sales charge you
                                                                                 sales charge.  previously paid on
                                                                                                the amount you are
                                                                                                reinvesting. Your
                                                                                                schedule for
                                                                                                contingent deferred
                                                                                                sales charges and
                                                                                                conversion to Class
                                                                                                A will not start over
                                                                                                again; it will pick up
                                                                                                from the point at
                                                                                                which you redeemed
                                                                                                your shares.

SIMPLE IRA, SEP/IRA, SAR/SEP,          These investment plans may qualify for          X        There is  no reduction
Prototype Profit Sharing, Pension,     reduced sales charges by combining the                   in sales charges for
401(k), SIMPLE 401(k), 403(b)(7), and  purchases of all members of the group.                   Class B  or  Class  C
457 Retirement Plans                   Members of these groups may also                         shares for group
                                       qualify to purchase shares without a                     purchases by
                                       front-end sales charge and a waiver of                   retirement plans.
                                       any contingent deferred sales charges.
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                         SHARE CLASS
               PROGRAM                        C
-------------------------------------  --------------

Letter of Intent                       Although the
                                       Letter of
                                       Intent and
                                       Rights of
                                       Accumulation
                                       do not apply
                                       to the
                                       purchase
                                       of Class B and
                                       Class C
                                       shares, you
                                       can
                                       combine your
                                       purchase of
                                       Class A shares
                                       with your
                                       purchase of
                                       Class B and
                                       Class C
                                       shares to
                                       fulfill your
                                       Letter of
                                       Intent or
                                       qualify for
                                       Rights of
                                       Accumulation.


Rights of Accumulation

Reinvestment of                        Not available.
Redeemed Shares

SIMPLE IRA, SEP/IRA, SAR/SEP,          There is no
Prototype Profit Sharing, Pension,     reduction in
401(k), SIMPLE 401(k), 403(b)(7), and  sales charges
457 Retirement Plans                   for Class B or
                                       Class C shares
                                       for group
                                       purchases by
                                       retirement
                                       plans.
-----------------------------------------------------


BUYING CLASS A SHARES AT NET ASSET VALUE
Class A Shares of a Portfolio may be purchased at net asset value under the following circumstances, provided that you notify the Portfolio in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by (i) current and former officers, Trustees/Directors and employees of any Delaware Investments Fund, the Manager or any of the Manager's current affiliates and those that may in the future be created;
       (ii) legal counsel to the funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments Fund may exchange into Class A shares of another Portfolio at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments Funds.

o Purchases by certain officers, trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Portfolio.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Portfolio account in connection with loans originated from accounts previously maintained by another investment firm.


WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

                                                                                     SHARE CLASS
                                                                                    -------------
                                     CATEGORY                                        A*   B    C
                                                                                    ---  ---  ---

Redemptions in accordance with a Systematic Withdrawal Plan, provided the                 X    X
annual amount selected to be withdrawn under the Plan does not exceed 12%
of the value of the account on the date that the Systematic Withdrawal Plan was established or modified
----------------------------------------------------------------------------------  ---  ---  ---
Redemptions that result from the Portfolio's right to liquidate a shareholder's           X    X
account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size
----------------------------------------------------------------------------------  ---  ---  ---


                                                                                              SHARE CLASS
                                                                                  -----------------------------------
                                    CATEGORY                                       A*         B               C
                                                                                  ---  --------------  --------------

Distributions to participants or beneficiaries from a retirement plan                  Not available.  Not available.
qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code")
--------------------------------------------------------------------------------  ---  --------------  --------------
Redemptions pursuant to the direction of a participant or beneficiary of a         X   Not available.  Not available.
retirement plan qualified under section 401(a) of the Code with respect to that retirement plan
--------------------------------------------------------------------------------  ---  --------------  --------------

Periodic distributions from an individual retirement account (i.e., IRA, ROTH                                 X
IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA, SAR/SEP or SEP/IRA)
or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit
Sharing Plan, Money Purchase Plan or 401(k) Defined Contribution Plan) not
subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Tres.
Reg. ss.1.401(k)-1(d)(2) and Section 457(d)(3) of the Code.
--------------------------------------------------------------------------------  ---  --------------  --------------
Returns of Excess Contributions due to any regulatory limit from an                X          X               X
individual retirement account (i.e., IRA, ROTH IRA, EDUCATION OR
COVERDELL IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified plan
(403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
Money Purchase Plan or 401(k) Defined Contribution Plan).
--------------------------------------------------------------------------------  ---  --------------  --------------
Distributions by other employee benefit plans to pay benefits                          Not available.  Not available.
--------------------------------------------------------------------------------  ---  --------------  --------------
Systematic withdrawals from a retirement account or qualified plan that are                   X               X
not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Tres. Reg. ss.1.401(k)-1(d)(2) and Section 457(d)(3) of the Code.
The systematic withdrawal may be pursuant to Delaware Investments Funds'
Systematic Withdrawal Plan or a systematic withdrawal permitted by the Code.
--------------------------------------------------------------------------------  ---  --------------  --------------

Distributions from an account of a redemption resulting from the death or                     X               X
disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to
Minors or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.
--------------------------------------------------------------------------------  ---  --------------  --------------
Redemptions by certain legacy retirement assets that meet the requirements             Not available.         X
set forth in the SAI.
--------------------------------------------------------------------------------  ---  --------------  --------------
Redemptions by the classes of shareholders who are permitted to purchase           X   Not available.  Not available.
shares at net asset value, regardless of the size of the purchase. See "Buying
Class A shares at net asset value" above.
--------------------------------------------------------------------------------  ---  --------------  --------------

* The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Portfolios, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investment Funds' Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the Portfolio and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250 and you can make additional investments of only $25 if you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, The minimum purchase for a Coverdell Education Savings Account (formerly an Education IRA ) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Portfolio's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business
Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Portfolio at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Portfolio is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent a portion of a Portfolio's assets are invested in other mutual funds, the Portfolio's NAV is calculated based upon the NAVs of the mutual funds in which the Portfolio invests. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effect of using fair value pricing.

The Portfolios anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Portfolios may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Portfolios' Board has delegated responsibility for valuing each Portfolio's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.


RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Portfolios may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Portfolios can play an important role in your retirement planning or for details about group plans, please consult your financial advisor or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Portfolio). Your financial advisor may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Portfolio may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.


AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.


DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.


ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments internet website that gives you access to your account information and allows you to perform transactions in a secure internet environment.


ELECTRONIC DELIVERY
With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment at any time, from anywhere.


WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.


DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Portfolio account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.


MONEYLINE DIRECT DEPOSIT SERVICE Through our MoneyLine Direct Deposit Service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.


SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited contingent deferred sales charge for Class A Shares and the contingent deferred sales charge for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF PORTFOLIO SHARES

Each Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Portfolios' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Portfolios and its shareholders, such as market timing. The Portfolio will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, a Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege. Each Portfolio reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Portfolio's market timing policy are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios' current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Each Portfolio reserves the right to modify this policy, at any time without notice, including modifications to the Portfolios' monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Portfolios' shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolios' market timing policy does not require the Portfolios to take action in response to frequent trading activity. If a Portfolio elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolio's performance if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a Portfolio's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolios may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Portfolio shares.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that a Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect market timing in Portfolio shares attributable to a particular investor who effects purchase, redemption and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Portfolios have each elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. The Portfolios intend to make distributions at least annually, usually in December, of substantially all of their net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If a Portfolio later determines that the information reported to shareholders for a year was incorrect, the Portfolio may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in a Portfolio shortly before the record date of a taxable distribution, the distribution will lower the value of the Portfolio's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Portfolio distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Portfolios may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Portfolio is the same as a sale.

Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN A PORTFOLIO.

MANAGER OF MANAGERS STRUCTURE

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Portfolios' shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Portfolios, subject to Board approval but without shareholder approval (the "manager of managers structure"). While Delaware Management Company does not currently expect to use the manager of managers structure with respect to the Portfolios, Delaware Management Company may, in the future, recommend to the Portfolios' Board the establishment of the manager of managers structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Portfolio's securities if it believes that doing so would be likely to enhance the Portfolio's performance by introducing a different investment style or focus.

The ability to implement the manager of managers structure with respect to the Portfolios is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the manager of managers structure. The use of the manager of managers structure with respect to a Portfolio may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Portfolios' application for an exemptive order or adopt such a rule.

The manager of managers structure would enable the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The manager of managers structure would not permit investment management fees paid by the Portfolios to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Portfolios, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolios' financial performance. All "per share" information reflects financial results for a single Portfolio share. This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request by calling 800 523-1918.

                                                                                                         CLASS A
----------------------------------------------------------------------------------------------------------------
                                                                                                            YEAR
                                                                                                           ENDED
                                                                                                            9/30
DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO                                2005     2004     2003     2002     2001
                                                                     -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 8.740   $7.750   $6.380   $7.310   $9.970
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                               0.043    0.032*   0.009*   0.029*   0.053*
Net realized and unrealized gain (loss) on investments                 1.346    0.991*   1.413*  (0.920)* (2.110)*
                                                                     -------  -------  -------  -------  -------
Total from investment operations                                       1.389    1.023    1.422   (0.891)  (2.057)
                                                                     -------  -------  -------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                 (0.049)  (0.033)  (0.052)  (0.039)  (0.346)
Net realized gain on investments                                          --       --       --       --   (0.126)
In excess of net realized gain on investments                             --       --       --       --   (0.131)
                                                                     -------  -------  -------  -------  -------
Total dividends and distributions                                      0.049   (0.033)  (0.052)  (0.039)  (0.603)
                                                                     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD                                       $10.080   $8.740   $7.750   $6.380   $7.310
                                                                     =======  =======  =======  =======  =======
TOTAL RETURN(2)                                                       15.93%   13.21%   22.40%  (12.30%) (21.59%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $28,326  $24,491  $22,965  $13,488  $10,688
Ratio of expenses to average net assets                                0.83%    0.80%    0.80%    0.80%    0.76%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                        1.11%    1.67%    2.15%    2.11%    1.88%
Ratio of net investment income to average net assets                   0.45%   0.38%*    0.13%*   0.38%*   0.66%*
Ratio of net investment income (l0ss) to average net assets
   prior to expense limitation and expenses paid indirectly            0.17%   (0.49%)* (1.22%)* (0.93%)* (0.46%)
Portfolio turnover                                                       15%      12%       5%      40%      16%

                                                                                                         CLASS B
----------------------------------------------------------------------------------------------------------------
                                                                                                            YEAR
                                                                                                           ENDED
                                                                                                            9/30
DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO                                2005    2004      2003     2002     2001
                                                                     -------  ------    ------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.660  $7.710    $6.340   $7.280   $9.930
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                              (0.027) (0.032)*  (0.044)* (0.028)* (0.011)*
Net realized and unrealized gain (loss) on investments                 1.327   0.982*    1.414*  (0.912)* (2.109)*
                                                                     -------  ------    ------  -------  -------
Total from investment operations                                       1.300   0.950     1.370   (0.940)  (2.120)
                                                                     -------  ------    ------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                     --      --        --       --   (0.273)
Net realized gain on investments                                          --      --        --       --   (0.126)
In excess of net realized gain on investments                             --      --        --       --   (0.131)
                                                                     -------  ------    ------  -------  -------
Total dividends and distributions                                         --      --        --       --   (0.530)
                                                                     -------  ------    ------  -------  -------
NET ASSET VALUE, END OF PERIOD                                        $9.960  $8.660    $7.710   $6.340   $7.280
                                                                     =======  ======    ======  =======  =======
TOTAL RETURN(2)                                                        15.01%  12.32%    21.61%  (12.91%) (22.23%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                               $6,667  $4,052    $2,694   $1,721   $1,754
Ratio of expenses to average net assets                                 1.58%   1.55%     1.55%    1.55%    1.51%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                         1.81%   2.37%     2.86%    2.86%    2.63%
Ratio of net investment income to average net assets                   (0.30%) (0.37%)*  (0.62%)* (0.37%)* (0.09%)*
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly            (0.53%) (1.19%)*  (1.93%)* (1.68%)* (1.21%)
Portfolio turnover                                                        15%     12%        5%      40%      16%

                                                                                                      CLASS C
-------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR
                                                                                                        ENDED
                                                                                                         9/30
DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO                              2005    2004    2003     2002      2001
                                                                   -------  ------  ------  -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.660  $7.710  $6.350   $7.290    $9.940
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                            (0.027) (0.032)*(0.045)* (0.028)*  (0.011)*
Net realized and unrealized gain (loss) on investments               1.337   0.982*  1.405*  (0.912)*  (2.109)*
                                                                   -------  ------  ------  -------   -------
Total from investment operations                                     1.310   0.950   1.360   (0.940)   (2.120)
                                                                   -------  ------  ------  -------   -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                   --      --      --       --    (0.273)
Net realized gain on investments                                        --      --      --       --    (0.126)
In excess of net realized gain on investments                           --      --      --       --    (0.131)
                                                                   -------  ------  ------  -------   -------
Total dividends and distributions                                       --      --      --       --    (0.530)
                                                                   -------  ------  ------  -------   -------
NET ASSET VALUE, END OF PERIOD                                      $9.970  $8.660  $7.710   $6.350    $7.290
                                                                   =======  ======  ======  =======   =======
TOTAL RETURN(2)                                                     15.12%  12.32%  21.42%  (12.89%)  (22.20%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                             $4,147  $3,169  $2,525     $965      $964
Ratio of expenses to average net assets                              1.58%   1.55%   1.55%    1.55%     1.51%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                      1.81%   2.37%   2.86%    2.86%     2.63%
Ratio of net investment income to average net assets                (0.30%) (0.37%)*(0.62%)* (0.37%)*  (0.09%)*
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly         (0.53%) (1.19%)*(1.93%)* (1.68%)*  (1.21%)*
Portfolio turnover                                                     15%     12%      5%      40%       16%

42

                                                                                       CLASS R
----------------------------------------------------------------------------------------------
                                                                                 YEAR   PERIOD
                                                                                ENDED  6/2/03(3)
                                                                                 9/30  THROUGH
DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO                                2005     2004  9/30/03
                                                                     -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.710   $7.750   $7.460
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                               0.012    0.002*  (0.021)*
Net realized and unrealized gain (loss) on investments                 1.346    0.990*   0.311*
                                                                     -------  -------  -------
Total from investment operations                                       1.358    0.992    0.290
                                                                     -------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                 (0.018)  (0.032)      --
Net realized gain on investments                                      (0.018)  (0.032)      --
In excess of net realized gain on investments                             --       --       --
                                                                     -------  -------  -------
Total dividends and distributions                                         --       --       --
                                                                     -------  -------  -------
NET ASSET VALUE, END OF PERIOD                                       $10.050   $8.710   $7.750
                                                                     =======  =======  =======
TOTAL RETURN(2)                                                        15.60%   12.81%   3.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                               $1,693     $933       $4
Ratio of expenses to average net assets                                1.16%    1.15%    1.15%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                        1.41%    1.97%    2.88%
Ratio of net investment income to average net assets                   0.12%    0.03%*  (0.86%)*
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly            0.13%   (0.79%)  (2.59%)*
Portfolio turnover                                                       15%      12%       5%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(3) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

* Short-term capital gain distributions received from the underlying funds have been reclassified from net investment income to realized gain on investments to conform with current year presentation.


HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)

Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain, if any, that we pay to shareholders would be listed under "Less dividends and distributions fromnet realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the fund's performance.

                                                                                                         CLASS A
----------------------------------------------------------------------------------------------------------------
                                                                                                            YEAR
                                                                                                           ENDED
                                                                                                            9/30
DELAWARE MODERATE ALLOCATION PORTFOLIO                                  2005     2004     2003     2002     2001
                                                                     -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $8.830   $8.100   $6.900   $7.580   $9.260
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                               0.110   0.094*   0.088*   0.119*   0.164*
Net realized and unrealized gain (loss) on investments                 0.963   0.733*   1.249*   (0.645)* (1.568)*
                                                                     -------  -------  -------  -------  -------
Total from investment operations                                       1.073    0.827    1.337   (0.526)  (1.404)
                                                                     -------  -------  -------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                 (0.123)  (0.097)  (0.137)  (0.147)  (0.276)
Net realized gain on investments                                          --       --       --   (0.007)      --
                                                                     -------  -------  -------  -------  -------
Total dividends and distributions                                     (0.123)  (0.097)  (0.137)  (0.154)  (0.276)
                                                                     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD                                        $9.780   $8.830   $8.100   $6.900   $7.580
                                                                     =======  =======  =======  =======  =======
TOTAL RETURN(2)                                                       12.22%   10.24%   19.63%   (7.23%) (15.51%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $28,660  $26,321  $29,746  $20,902  $20,676
Ratio of expenses to average net assets                                0.83%    0.80%    0.80%    0.80%    0.80%
Ratio of expenses to average net assets prior to expense limitation
   and expense paid indirectly                                         1.09%    1.62%    2.03%    1.79%    1.64%
Ratio of net investment income to average net assets                   1.17%    1.08%*   1.17%*   1.53%*   1.94%*
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expense paid indirectly             0.91%    0.26%*  (0.06%)*  0.54%*   1.10%*
Portfolio turnover                                                        7%      13%       9%      43%      31%
                                                                                                      CLASS B
-------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR
                                                                                                        ENDED
                                                                                                         9/30
DELAWARE MODERATE ALLOCATION PORTFOLIO                                 2005    2004     2003    2002     2001
                                                                    -------  ------   ------  ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $8.800  $8.080   $6.880  $7.550   $9.260
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                              0.040   0.029*   0.032*  0.061*   0.101*
Net realized and unrealized gain (loss) on investments                0.956   0.729*   1.248* (0.638)* (1.572)*
                                                                    -------  ------   ------  ------  -------
Total from investment operations                                      0.996   0.758    1.280  (0.577)  (1.471)
                                                                    -------  ------   ------  ------  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                (0.056) (0.038)  (0.080) (0.086)  (0.239)
Net realized gain on investments                                         --      --       --  (0.007)      --
                                                                    -------  ------   ------  ------  -------
Total dividends and distributions                                    (0.056) (0.038)  (0.080) (0.093)  (0.239)
                                                                    -------  ------   ------  ------  -------
Net Asset Value, End of Period                                       $9.740  $8.800   $8.080  $6.880   $7.550
                                                                    =======  ======   ======  ======  =======
TOTAL RETURN(2)                                                      11.34%   9.39%   18.75%  (7.82%) (16.20%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $3,141  $2,448   $1,682  $1,230   $1,234
Ratio of expenses to average net assets                               1.58%   1.55%    1.55%   1.55%    1.55%
Ratio of expenses to average net assets prior to expense limitation
   and expense paid indirectly                                        1.79%   2.32%    2.74%   2.54%    2.39%
Ratio of net investment income to average net assets                  0.42%   0.33%*   0.42%*  0.78%*   1.19%*
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expense paid indirectly            0.21%  (0.44%)* (0.77%)*(0.21%)*  0.35%*
Portfolio turnover                                                       7%     13%       9%     43%      31%

44

                                                                                                    CLASS C
-----------------------------------------------------------------------------------------------------------
                                                                                                       YEAR
                                                                                                      ENDED
                                                                                                       9/30
DELAWARE MODERATE ALLOCATION PORTFOLIO                                2005    2004    2003    2002     2001
                                                                    ------  ------  ------  ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.820  $8.090  $6.890  $7.560   $9.280
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                             0.040   0.029*  0.031*  0.061*   0.101*
Net realized and unrealized gain (loss) on investments               0.966   0.739*  1.249* (0.638)* (1.582)*
                                                                    ------  ------  ------  ------  -------
Total from investment operations                                     1.006   0.768   1.280  (0.577)  (1.481)
                                                                    ------  ------  ------  ------  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                               (0.056) (0.038) (0.080) (0.086)  (0.239)
Net realized gain on investments                                        --      --      --  (0.007)      --
                                                                    ------  ------  ------  ------  -------
Total dividends and distributions                                   (0.056) (0.038) (0.080) (0.093)  (0.239)
                                                                    ------  ------  ------  ------  -------
NET ASSET VALUE, END OF PERIOD                                      $9.770  $8.820  $8.090  $6.890   $7.560
                                                                    ======  ======  ======  ======  =======
TOTAL RETURN(2)                                                     11.43%   9.50%  18.72%  (7.81%) (16.28%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                             $2,694  $1,962  $1,718    $812     $827
Ratio of expenses to average net assets                              1.58%   1.55%   1.55%   1.55%    1.55%
Ratio of expenses to average net assets prior to expense limitation
   and expense paid indirectly                                       1.79%   2.32%   2.74%   2.54%    2.39%
Ratio of net investment income to average net assets                 0.42%   0.33%*  0.42%*  0.78%    1.19%*
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expense paid indirectly           0.21%  (0.44%)*(0.77%) (0.21%)   0.35%*
Portfolio turnover                                                      7%     13%      9%     43%      31%
                                                                                      CLASS R
---------------------------------------------------------------------------------------------
                                                                              YEAR     PERIOD
                                                                             ENDED    6/2/03(3)
                                                                              9/30    THROUGH
DELAWARE MODERATE ALLOCATION PORTFOLIO                                2005    2004    9/30/03
                                                                    ------  ------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                                $8.800  $8.100     $7.860
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                             0.079  0.064*     0.005*
Net realized and unrealized gain (loss) on investments               0.963  0.733*     0.235*
                                                                    ------  ------   --------
Total from investment operations                                     1.042   0.797      0.240
                                                                    ------  ------   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                               (0.092) (0.097)        --
Net realized gain on investments                                        --      --
                                                                    ------  ------   --------
Total dividends and distributions                                   (0.092) (0.097)        --
                                                                    ------  ------   --------
NET ASSET VALUE, END OF PERIOD                                      $9.750  $8.800     $8.100
                                                                    ======  ======   ========
TOTAL RETURN(2)                                                      11.89%   9.87%     3.05%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                             $1,110    $960         $6
Ratio of expenses to average net assets                               1.16%   1.15%     1.15%
Ratio of expenses to average net assets prior to expense limitation
   and expense paid indirectly                                        1.39%   1.92%     2.23%
Ratio of net investment income to average net assets                  0.84%   0.73%*   0.14%*
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expense paid indirectly            0.61%* (0.04%)*  (0.94%)*
Portfolio turnover                                                       7%     13%        9%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(3) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

* Short-term capital distributions received from the underlying funds have been reclassified from net investment income to realized gain on investments to conform with current year presentation.

                                                                                                           CLASS A
------------------------------------------------------------------------------------------------------------------
                                                                                                              YEAR
                                                                                                             ENDED
                                                                                                              9/30
DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO                           2005     2004       2003      2002       2001
                                                                  -------  -------    -------  --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                               $8.450   $7.930     $7.040    $7.560     $8.670
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                            0.205    0.155*     0.172*    0.214*     0.275*
Net realized and unrealized gain (loss) on investments              0.522    0.459*     0.867*   (0.487)*   (0.985)*
                                                                  -------  -------    -------  --------   --------

Total from investment operations                                    0.727    0.614      1.039    (0.273)    (0.710)
                                                                  -------  -------    -------  --------   --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                              (0.177)  (0.094)    (0.149)   (0.247)    (0.400)
                                                                  -------  -------    -------  --------   --------

Total dividends and distributions                                  (0.177)  (0.094)    (0.149)   (0.247)    (0.400)
                                                                  -------  -------    -------  --------   --------
NET ASSET VALUE, END OF PERIOD                                     $9.000   $8.450     $7.930    $7.040     $7.560
                                                                  =======  =======    =======  ========   ========

TOTAL RETURN(2)                                                     8.68%    7.77%     14.92%    (3.83%)    (8.40%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                           $29,930  $27,270    $24,238   $18,988    $16,899
Ratio of expenses to average net assets                             0.82%    0.80%      0.80%     0.75%      0.80%
Ratio of expenses to average net assets prior to expense
  limitation and expense paid indirectly                           1.20%     1.62%      1.97%     1.78%      1.74%
Ratio of net investment income to average net assets                2.35%    1.86%*     2.30%*    2.78%*     3.38%*
Ratio of net investment income to average net assets
  prior to expense limitation and expense paid indirectly           1.97%    1.04%*     1.13%*    1.75%*     2.44%*
Portfolio turnover                                                     8%      25%         1%       21%        24%
                                                                                                           CLASS B
------------------------------------------------------------------------------------------------------------------
                                                                                                              YEAR
                                                                                                             ENDED
                                                                                                              9/30
DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO                           2005     2004      2003       2002       2001
                                                                   ------   ------    ------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                               $8.450   $7.960    $7.080     $7.610     $8.720
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                            0.139    0.092*    0.115*     0.156*     0.214*
Net realized and unrealized gain (loss) on investments              0.524    0.461*    0.874*    (0.495)*   (0.990)*
                                                                   ------   ------    ------   --------   --------

Total from investment operations                                    0.663    0.553     0.989     (0.339)    (0.776)
                                                                   ------   ------    ------   --------   --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                              (0.113)  (0.063)   (0.109)    (0.191)    (0.334)
                                                                   ------   ------    ------   --------   --------

Total dividends and distributions                                  (0.113)  (0.063)   (0.109)    (0.191)    (0.334)
                                                                   ------   ------    ------   --------   --------
NET ASSET VALUE, END OF PERIOD                                     $9.000   $8.450    $7.960     $7.080     $7.610
                                                                   ======   ======    ======   ========   ========

TOTAL RETURN(2)                                                     7.89%    6.96%    14.09%     (4.64%)    (9.11%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $758     $711      $698       $482       $348
Ratio of expenses to average net assets                             1.57%    1.55%     1.55%      1.50%      1.55%
Ratio of expenses to average net assets prior to expense
  limitation and expense paid indirectly                            1.90%    2.32%     2.68%      2.53%      2.49%
Ratio of net investment income to average net assets                1.60%    1.11%*    1.55%*     2.03%*     2.63%*
Ratio of net investment income to average net assets
  prior to expense limitation and expense paid indirectly           1.27%    0.34%*    0.42%*     1.00%*     1.69%*
Portfolio turnover                                                     8%      25%        1%        21%        24%

46

                                                                                                           CLASS C
------------------------------------------------------------------------------------------------------------------
                                                                                                              YEAR
                                                                                                             ENDED
                                                                                                              9/30
DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO                           2005     2004     2003        2002       2001
                                                                   ------   ------   ------    --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                               $8.420   $7.930   $7.050      $7.580     $8.700
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                            0.139    0.093*   0.116*      0.156*     0.214*
Net realized and unrealized gain (loss) on investments              0.514    0.460*   0.873*     (0.495)*   (1.000)*
                                                                   ------   ------   ------    --------   --------

Total from investment operations                                    0.653    0.553    0.989      (0.339)    (0.786)
                                                                   ------   ------   ------    --------   --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                              (0.113)  (0.063)  (0.109)     (0.191)    (0.334)
                                                                   ------   ------   ------    --------   --------

Total dividends and distributions                                  (0.113)  (0.063)  (0.109)     (0.191)    (0.334)
                                                                   ------   ------   ------    --------   --------
NET ASSET VALUE, END OF PERIOD                                     $8.960   $8.420   $7.930      $7.050     $7.580
                                                                   ======   ======   ======    ========   ========

TOTAL RETURN(2)                                                     7.80%    6.99%   14.15%      (4.66%)    (9.25%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $579     $641     $340        $147       $152
Ratio of expenses to average net assets                             1.57%    1.55%    1.55%       1.50%      1.55%
Ratio of expenses to average net assets prior to expense
  limitation and expense paid indirectly                            1.90%    2.32%    2.68%       2.53%      2.49%
Ratio of net investment income to average net assets                1.60%    1.11%*   1.55%*      2.03%*     2.63%*
Ratio of net investment income to average net assets
  prior to expense limitation and expense paid indirectly           1.27%    0.34%*   0.42%*      1.00%*     1.69%*
Portfolio turnover                                                     8%     25%        1%         21%        24%

                                                                                     CLASS R
--------------------------------------------------------------------------------------------
                                                                               YEAR   PERIOD
                                                                              ENDED  6/2/03(3)
                                                                               9/30  THROUGH
DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO                           2005      2004  9/30/03
                                                                   ------   -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD                               $8.420    $7.930   $7.800
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                            0.176     0.126*   0.034*
Net realized and unrealized gain (loss) on investments              0.531     0.449*   0.131*
                                                                   ------   -------  -------

Total from investment operations                                    0.707     0.575    0.165
                                                                   ------   -------  -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                              (0.147)   (0.085)  (0.035)
                                                                   ------   -------  -------

Total dividends and distributions                                  (0.147)   (0.085)  (0.035)
                                                                   ------   -------  -------
NET ASSET VALUE, END OF PERIOD                                     $8.980    $8.420   $7.930
                                                                   ======   =======  =======

TOTAL RETURN(2)                                                     8.46%     7.27%    2.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $200      $185       $8
Ratio of expenses to average net assets                             1.15%     1.15%    1.15%
Ratio of expenses to average net assets prior to expense
  limitation and expense paid indirectly                            1.50%     1.92%    2.28%
Ratio of net investment income to average net assets                2.02%     1.51%*   1.30%*
Ratio of net investment income to average net assets prior to
  expense limitation and expense paid indirectly                    1.67%     0.74%*   0.17%*
Portfolio turnover                                                     8%       25%       1%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment retur n is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

(3) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

* Short-term capital gain distributions received from the underlying funds have been reclassified from net investment income to realized gain on investments to conform with current year presentation.

GLOSSARY

HOW TO USE THIS GLOSSARY

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus.If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL

The amount of money you invest.

CAPITAL APPRECIATION

An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION

The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

COST BASIS

The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS U.S. AGGREGATE INDEX

An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

NASD

The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NET ASSET VALUE

The daily dollar value of one mutual fund share.Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS

The total value of all assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL

Amount of money you invest (also called capital).Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM

To cash in your shares by selling them back to the mutual fund.

RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX

The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE

A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT

Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS IS AVAILABLE in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during the period covered by the report. You can find more information about the Portfolios in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Portfolios' SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Portfolios' internet Web site (www.delawareinvestments.com). You may obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                      [This page intentionally left blank]

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o For Portfolio information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone* service.


DELAWARE FUND SYMBOLS

DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO
             CUSIP    NASDAQ
           ---------  ------
Class A    245918883   DFGAX
Class B    245918875   DFGDX
Class C    245918867   DFGCX
Class R    245918826   DFGRX

DELAWARE MODERATE ALLOCATION PORTFOLIO
             CUSIP    NASDAQ
           ---------  ------
Class A    245918503   DFBAX
Class B    245918602   DFBBX
Class C    245918701   DFBCX
Class R    245918834   DFBRX

DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO
             CUSIP    NASDAQ
           ---------  ------
Class A    245918107   DFIAX
Class B    245918206   DFIDX
Class C    245918305   DFICX
Class R    245918818   DFIRX

Investment Company Act file numbers: 811-08457

CORE-EQUITY








PROSPECTUS  JANUARY 28, 2006
-----------------------------------------------------------------

            DELAWARE FOUNDATION FUNDS
            DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO
            (FORMERLY DELAWARE GROWTH ALLOCATION PORTFOLIO)
            INSTITUTIONAL CLASS
            DELAWARE MODERATE ALLOCATION PORTFOLIO
            (FORMERLY DELAWARE BALANCED ALLOCATION PORTFOLIO)
            INSTITUTIONAL CLASS
            DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO
            (FORMERLY DELAWARE INCOME ALLOCATION PORTFOLIO)
            INSTITUTIONAL CLASS









            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
            APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
            UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                      DELAWARE
                                      INVESTMENTS (R)
                                      -----------------------------------
                                      A member of Lincoln Financial Group

TABLE OF CONTENTS

---------------------------------------------------
PORTFOLIO PROFILES                           page 2
Delaware Aggressive Allocation Portfolio          2
Delaware Moderate Allocation Portfolio            5
Delaware Conservative Allocation Portfolio        8
---------------------------------------------------
HOW WE MANAGE THE PORTFOLIOS                page 12
Our investment strategies                        12
The securities we typically invest in            14
More about the Portfolios                        17
The risks of investing in the Portfolios         18
Disclosure of portfolio holdings                 22
---------------------------------------------------
WHO MANAGES THE PORTFOLIOS                  page 23
Investment manager                               23
Portfolio managers                               23
Who's who?                                       24
---------------------------------------------------
ABOUT YOUR ACCOUNT                          page 25
Investing in the Portfolios                      25
How to buy shares                                26
Fair Valuation                                   27
How to redeem shares                             27
Account minimum                                  28
Exchanges                                        28
Frequent trading of Portfolio shares             28
Dividends, distributions and taxes               30
Manager of managers structure                    31
---------------------------------------------------
FINANCIAL HIGHLIGHTS                        page 32
---------------------------------------------------
GLOSSARY                                    page 36
---------------------------------------------------
ADDITIONAL INFORMATION                      page 38

PROFILE: DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO

WHAT ARE THE PORTFOLIO'S GOALS?

The Delaware Aggressive Allocation Portfolio seeks long-term capital growth. Although the Portfolio will strive to meet its goals, there is no assurance that it will.


WHO SHOULD INVEST IN THE PORTFOLIO

O Investors who are in the earlier stage of wealth accumulation, generally with higher risk tolerance.

O Investors looking for the capital appreciation potential of the stock market and who have no need for current income.

O Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.


WHO SHOULD NOT INVEST IN THE PORTFOLIO

o      Investors with short-term financial goals.

o      Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in shares of other Delaware Investments Funds including, equity funds and, to a lesser extent, fixed-income funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Portfolio. In striving to meet its objective, the Portfolio will typically invest more of its assets in equity funds and securities than in fixed-income funds and securities. Typically, the Portfolio will invest between 10% and 30% of its assets in international funds or securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio is subject to the same risks as the underlying Delaware Investments Funds in which it invests. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds and fixed-income funds in the portfolio would decline and the value of Portfolio shares could decline as well. To the extent that it invests in international funds or securities, the Portfolio will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Portfolio may invest in as few as four different underlying funds or a small number of securities, it is considered to be a non-diversified fund and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to reduce this risk.

For a more complete discussion of risk, please see "The risks of investing in the Portfolios" on page 18.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO PERFORMED?



THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Portfolio. We show how the annual returns for the Portfolio have varied over the past eight calendar years as well as the average annual returns for one-year, five-year and lifetime periods. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

--------  --------  -------  -------  -------  -------  -------  --------
    1998      1999     2000     2001     2002     2003     2004      2005
  10.54%    14.57%   -6.55%   -7.42%  -15.68%   28.36%   12.28%     7.76%
--------  --------  -------  -------  -------  -------  -------  --------


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 15.29% for the quarter ended June 30, 2003 and its lowest quarterly return was -14.57% for the quarter ended September 30, 2002.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/05  DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO
                                                    INSTITUTIONAL CLASS (INCEPTION 12/31/97)  1 YEAR  5 YEARS  LIFETIME*
-------------------------------------------------------------------------------------------------------------------------
                                                    Return before taxes                        7.76%    3.93%      4.61%

                                                    Return after taxes on distributions        7.22%    3.64%      3.74%
                                                    Return after taxes on distributions
                                                     and sale of Portfolio shares              5.17%    3.22%      3.44%

                                                    S&P 500 Index
                                                     (reflects no deduction for fees,
                                                     expenses, or taxes)                       4.91%    0.54%      9.07%
-------------------------------------------------------------------------------------------------------------------------

The Portfolio's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Portfolio, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index is not a perfect comparison for the Portfolio because the Portfolio may invest in fixed-income and international securities, which are not included in the index.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Lifetime returns are shown because the Portfolio and Institutional Class have existed for less than ten years.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
-------------------------------------------------------------------------------------------------------------------------
THIS TABLE describes the fees and expenses that you may pay       Maximum sales charge (load) imposed on             none
if you buy and hold shares of the Portfolio. You do not pay        purchases as a percentage of offering price
sales charges directly from your investments when you buy or      ----------------------------------------------    -----
sell shares of the Institutional Class.                           Maximum contingent deferred sales charge (load)    none
                                                                   as a percentage of original purchase price or
                                                                   redemption price, whichever is lower
                                                                  ----------------------------------------------    -----
                                                                  Maximum sales charge (load) imposed on             none
                                                                   reinvested dividends
                                                                  ----------------------------------------------    -----
                                                                  Redemption fees                                    none
                                                                  ----------------------------------------------    -----
                                                                  Exchange fees(1)                                   none
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the              Management fees                                   0.25%
Portfolio's assets.                                               -------------------------------------             -----
                                                                  Distribution and service (12b-1) fees              None
                                                                  -------------------------------------             -----
                                                                  Other expenses(2)                                 0.53%
                                                                  -------------------------------------             -----
                                                                  Total annual fund operating expenses              0.78%
                                                                  -------------------------------------             -----
                                                                  Fee waivers and payments(3)                      (0.23%)
                                                                  -------------------------------------             -----
                                                                  Net expenses                                      0.55%
-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of          1 year                                              $56
investing in the Portfolio to the cost of investing in other      -------                                            ----
mutual funds with similar investment objectives. We show the      3 years                                            $226
cumulative amount of Portfolio expenses on a hypothetical         -------                                            ----
investment of $10,000 with an annual 5% return over the time      5 years                                            $411
shown.(4) This example reflects the net operating expenses with   -------                                            ----
expense waivers for the one-year period and the total             10 years                                           $945
operating expenses without expense waivers for years two          -------                                            ----
through ten. This is an example only, and does not represent future expenses, which may be greater or less than those
shown here.
-------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is also based on a hypothetical investment of        1 year                                             $145
$10,000 with an annual 5% return over the time shown but          -------                                            ----
assumes the net expenses of the Delaware Aggressive               3 years                                            $499
Allocation Portfolio noted above. In this example we have also    -------                                            ----
included an estimate of the average aggregate total operating     5 years                                            $877
expenses of the Delaware Investments Funds as described on        -------                                            ----
page 11, including any applicable fee waiver. When the            10 years                                         $1,939
Portfolio invests in any of these funds, it absorbs a portion of  -------                                            ----
their underlying expenses. This is an example only, and does not represent future expenses, which may be greater or less
than those shown here.
-------------------------------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each Delaware Investments Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Portfolio will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.55% of average daily net assets.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

PROFILE: DELAWARE MODERATE ALLOCATION PORTFOLIO

WHAT ARE THE PORTFOLIO'S GOALS?

The Delaware Moderate Allocation Portfolio seeks capital appreciation with current income as a secondary objective. Although the Portfolio will strive to meet its goals, there is no assurance that it will.


WHO SHOULD INVEST IN THE FUND

o Investors who are in the wealth accumulation phase, generally with moderate risk tolerance.

o Investors looking for the capital appreciation potential of the stock market and the income potential of the bond market.

o Investors who would like a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.


WHO SHOULD NOT INVEST IN THE FUND

o      Investors with short-term financial goals.

o      Investors whose primary goal is high current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in shares of other Delaware Investments Funds, including equity, fixed-income and international funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Portfolio.

Under normal circumstances, the Portfolio will invest at least 25% of its net assets in equity funds and securities and at least 25% of its net assets in fixed-income funds and securities. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio has the flexibility to invest more in equity funds and securities or more in fixed-income funds and securities, depending on market conditions. However, it will typically invest at least 25% in fixed-income securities or fixed-income funds. The Portfolio will typically invest between 5% and 20% of its assets in international funds and securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio is subject to the same risks as the underlying Delaware Investments Funds in which it invests. Therefore, to the extent that it invests in equity funds, it will be affected by declines in stock prices. To the extent that it invests in fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds and the fixed-income funds in the portfolio will decline and the Portfolio's share value could decline as well. To the extent that it invests in international funds or securities, the Portfolio will be affected by changes in currency exchange rates as well as political, economic and regulatory conditions in the countries represented in its portfolio.

Because the Portfolio may invest in as few as four different underlying funds or a small number of securities, it is considered to be a non-diversified fund and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to reduce this risk.

For a more complete discussion of risk, please see "The risks of investing in the Portfolios" on page 18.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE MODERATE ALLOCATION PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Portfolio. We show how the annual returns for the Portfolio have varied over the past eight calendar years as well as the average annual returns for one-year, five-year and lifetime periods. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

--------  --------  -------  -------  -------  -------  -------  --------
    1998      1999     2000     2001     2002     2003     2004      2005
--------  --------  -------  -------  -------  -------  -------  --------
   7.69%     9.22%   -2.31%  -4.22%   -10.09%   23.60%    9.75%     6.08%
--------  --------  -------  -------  -------  -------  -------  --------


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 13.12% for the quarter ended June 30, 2003 and its lowest quarterly return was -9.79% for the quarter ended September 30, 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

DELAWARE MODERATE ALLOCATION PORTFOLIO
INSTITUTIONAL CLASS (INCEPTION 12/31/97)  1 YEAR  5 YEARS  LIFETIME*
----------------------------------------  ------  -------  ---------

Return before taxes                        6.08%   4.38%     4.51%
----------------------------------------  ------  -------  ---------
Return after taxes on distributions        5.56%   3.78%     3.51%
----------------------------------------  ------  -------  ---------
Return after taxes on distributions and
sale of Portfolio shares                   3.96%   3.40%     3.26%
----------------------------------------  ------  -------  ---------
S&P 500 Index (reflects no deduction for
fees, expenses, or taxes)                  4.91%   0.54%     9.07%
----------------------------------------  ------  -------  ---------
Lehman Brothers U.S. Aggregate Index
(reflects no deduction for
fees, expenses, or taxes)                  2.43%   5.87%     6.16%
----------------------------------------  ------  -------  ---------

The Portfolio's above returns are compared to the performance of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. You should remember that unlike the Portfolio, the indexes are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Moderate Allocation Portfolio since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers U.S. Aggregate Index does not include stocks.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Lifetime returns are shown because the Portfolio and Institutional Class have existed for less than ten years.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?

-----------------------------------------------------------------------------------------------------------------------------------
THIS TABLE describes the fees and expenses you may pay if you buy and hold    Maximum sales charge (load) imposed on
shares of the Portfolio. You do not pay sales charges directly from your      purchases as a percentage of offering price      none
investments when you buy or sell shares of the Institutional Class.           -----------------------------------------------  ----
                                                                              Maximum contingent deferred sales charge (load)
                                                                              as a percentage of original purchase price or
                                                                              redemption price, whichever is lower             none
                                                                              -----------------------------------------------  ----
                                                                              Maximum sales charge (load) imposed on
                                                                              reinvested dividends                             none
                                                                              -----------------------------------------------  ----
                                                                              Redemption fees                                  none
                                                                              -----------------------------------------------  ----
                                                                              Exchange fees(1)                                 none
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the Portfolio's assets.      Management fees                                 0.25%
                                                                              -------------------------------------         -------
                                                                              Distribution and service (12b-1) fees            none
                                                                              -------------------------------------         -------
                                                                              Other expenses(2)                               0.51%
                                                                              -------------------------------------         -------
                                                                              Total annual fund operating expenses            0.76%
                                                                              -------------------------------------         -------
                                                                              Fee waivers and payments(3)                    (0.21%)
                                                                              -------------------------------------         -------
                                                                              Net expenses                                    0.55%
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of investing in the     1 year                                            $56
Portfolio to the cost of investing in other mutual funds with similar         -------------------------------------         -------
investment objectives. We show the cumulative amount of Portfolio expenses    3 years                                          $222
on a hypothetical investment of $10,000 with an annual 5% return over the     -------------------------------------         -------
time shown.(4) This example reflects the net operating expenses with expense  5 years                                          $402
waivers for the one-year period and the total operating expenses without      -------------------------------------         -------
expense waivers for years two through ten. This is an example only, and       10 years                                         $923
does not represent future expenses, which may be greater or less than those shown here.
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is also based on a hypothetical investment of $10,000 with an    1 year                                           $137
annual 5% return over the time shown but assumes the net expenses of the      -------------------------------------         -------
Delaware Moderate Allocation Portfolio noted above. In this example we have   3 years                                          $469
also included an estimate of the average aggregate total operating expenses   -------------------------------------         -------
of the Delaware Investments Funds as described on page 11, including any      5 years                                          $826
applicable fee waiver. When the Portfolio invests in any of these funds, it   -------------------------------------         -------
absorbs a portion of their underlying expenses. This is an example only,      10 years                                       $1,829
and does not represent future expenses, which may be greater or less than     -------------------------------------         -------
those shown here.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each Delaware Investments Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Portfolio will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.55% of average daily net assets.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

PROFILE: DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO

WHAT ARE THE PORTFOLIO'S GOALS?

       The Delaware Conservative Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation. Although the Portfolio will strive to meet its goals, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

o Investors who are in the wealth preservation phase, generally with lower risk tolerance.

o Investors in the pre-retirement or retirement phase, looking for an increase in income.

o Investors who want a portfolio with broad diversification across various types of securities and active asset allocation by a professional money manager.

WHO SHOULD NOT INVEST IN THE FUND

o      Investors with short-term financial goals.

o      Investors whose primary goal is capital appreciation.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in shares of other Delaware Investments Funds, including fixed-income and equity funds. We may also invest in individual securities. We use an active asset allocation approach in selecting investments for the Portfolio. In striving to meet its objective, the Portfolio would typically have a larger percentage of its assets allocated to fixed-income funds and securities (generally at least 45%) than to equity funds and securities (generally at least 20%). The Portfolio may allocate up to 10% to international funds and securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio's portfolio. This Portfolio is subject to the same risks as the underlying Delaware Investments Funds in which it invests. Therefore, to the extent that it invests in bonds and fixed-income funds, it will be affected by changes in interest rates. If interest rates rise, the value of the bonds and the fixed-income funds in the portfolio will decline and the Portfolio's share value could decline as well. To the extent that it invests in equity funds and securities, it will be affected by declines in stock prices.

Because the Portfolio may invest in as few as four different underlying funds or a small number of securities, it is considered a non-diversified fund and may be subject to greater risk than if it were diversified. However, the underlying Delaware Investments Funds generally hold a broad mix of securities, which helps to reduce this risk.

For a more complete discussion of risk, please see "The risks of investing in the Portfolios" on page 18.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Portfolio. We show how the annual returns for the Portfolio have varied over the past eight calendar years as well as the average annual returns for one-year, five-year and lifetime periods. The Portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

--------  --------  -------  -------  -------  -------  -------  --------
    1998      1999     2000     2001     2002     2003     2004      2005
--------  --------  -------  -------  -------  -------  -------  --------
   6.49%     4.04%    1.40%   -1.28%   -5.02%   17.30%    7.33%     4.40%
--------  --------  -------  -------  -------  -------  -------  --------

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 9.26% for the quarter ended June 30, 2003 and its lowest quarterly return was -6.34% for the quarter ended September 30, 1998.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05            DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO
                                                              INSTITUTIONAL CLASS (INCEPTION 12/31/97)    1 YEAR  5 YEARS  LIFETIME*
------------------------------------------------------------------------------------------------------------------------------------
                                                              Return before taxes                          4.40%   4.27%     4.15%
                                                              ------------------------------------------  ------  -------  ---------
                                                              Return after taxes on distributions          3.46%   3.25%     2.78%
                                                              ------------------------------------------  ------  -------  ---------
                                                              Return after taxes on distributions and
                                                              sale of Portfolio shares                     2.87%   3.03%     2.69%
                                                              ------------------------------------------  ------  -------  ---------
                                                              Lehman Brothers U.S. Aggregate Index
                                                              (reflects no deduction for
                                                              fees, expenses, or taxes)                    2.43%   5.87%     6.16%
------------------------------------------------------------------------------------------------------------------------------------

The Portfolio's above returns are compared to the performance of the Lehman Brothers U.S. Aggregate Index. You should remember that unlike the Portfolio, the index is unmanaged and does not include the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. In addition, the index is not a perfect comparison to the Portfolio, because the Portfolio invests in a variety of asset classes, not represented in the index, including equity securities, international securities and high-yielding corporate bonds.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Lifetime returns are shown because the Portfolio and Institutional Class have existed for less than ten years.

WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
------------------------------------------------------------------------------------------------------------------------------------
THIS TABLE describes the fees and expenses you may pay if you buy and hold     Maximum sales charge (load) imposed
shares of the Portfolio. You do not pay sales charges directly from your       on purchases as a percentage of offering price   None
investments when you buy or sell shares of the Institutional Class.            -----------------------------------------------  ----
                                                                               Maximum contingent deferred sales charge (load)
                                                                               as a percentage of original purchase price or
                                                                               redemption price, whichever is lower             None
                                                                               -----------------------------------------------  ----
                                                                               Maximum sales charge (load) imposed on
                                                                               reinvested dividends                             None
                                                                               -----------------------------------------------  ----
                                                                               Redemption fees                                  None
                                                                               -----------------------------------------------  ----
                                                                               Exchange fees(1)                                 None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the Portfolio's assets.       Management fees                                 0.25%
                                                                               -------------------------------------         -------
                                                                               Distribution and service (12b-1) fees            None
                                                                               -------------------------------------         -------
                                                                               Other expenses(2)                               0.63%
                                                                               -------------------------------------         -------
                                                                               Total annual fund operating expenses            0.88%
                                                                               -------------------------------------         -------
                                                                               Fee waivers and payments(3)                   (0.33%)
                                                                               -------------------------------------         -------
                                                                               Net expenses                                    0.55%
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of investing in the      1 year                                            $56
Portfolio to the cost of investing in other mutual funds with similar          --------                                       ------
investment objectives. We show the cumulative amount of Portfolio expenses     3 years                                          $248
on a hypothetical investment of $10,000 with an annual 5% return over the      --------                                       ------
time shown.(4) This example reflects the net operating expenses with expense   5 years                                          $455
waivers for the one-year period and the total operating expenses without       --------                                       ------
expense waivers for years two through ten. This is an example only, and        10 years                                       $1,054
does not represent future expenses, which may be greater or less than those shown here.
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is also based on a hypothetical investment of $10,000 with an     1 year                                           $132
annual 5% return over the time shown but assumes the net expenses of the       --------                                       ------
Delaware Conservative Allocation Portfolio noted above. In this example we     3 years                                          $481
have also included an estimate of the average aggregate total operating        --------                                       ------
expenses of the Delaware Investments Funds as described on page 11,            5 years                                          $853
including any applicable fee waiver, if any. When the Portfolio invests in     --------                                       ------
any of these funds, it absorbs a portion of their underlying expenses. This    10 years                                       $1,900
is an example only, and does not represent future expenses, which may be greater or less than those shown here.
------------------------------------------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each Delaware Investments Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) "Other expenses" have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Portfolio will not have to convene a shareholders' meeting and issue a proxy statement during the upcoming fiscal year.

(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2007 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.55% of average daily net assets.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

OTHER EXPENSES PAID BY THE PORTFOLIOS
Because the Portfolios invest primarily in other Delaware Investments Funds, they will be shareholders of those funds. Like all shareholders, a Portfolio will bear a proportionate share of any management fees and other expenses of the funds it holds. These fees, which are deducted from the underlying funds before their share prices are calculated, are in addition to the fees and expenses described in each Portfolio profile. Depending on which funds are held in each Portfolio, the fees will vary over time. However, in order to give you an idea of what these fees might be, we have calculated an average expense ratio for each Portfolio, based on the expense ratios of the Delaware Investments Funds for each of their most recent fiscal years and each Portfolio's allocations as of September 30, 2005. Based on these hypothetical calculations, the combined average expense ratio of the Delaware Investments Funds that is borne by each of the Portfolios, including any applicable fee waiver, would have been as follows:

---------------------------------  -----
Aggressive Allocation Portfolio    0.87%
---------------------------------  -----
Moderate Allocation Portfolio      0.79%
---------------------------------  -----
Conservative Allocation Portfolio  0.75%
---------------------------------  -----


Expenses will differ depending on how the Portfolios allocate assets among the Delaware Investments Funds.

HOW WE MANAGE THE PORTFOLIOS


OUR INVESTMENT STRATEGIES

In order to meet the changing needs of investors throughout their lives, Delaware Foundation Funds offers three different portfolios with varying levels of income and growth potential and corresponding variations in risk. From the most conservative (the Delaware Conservative Allocation Portfolio) to the moderate (the Delaware Moderate Allocation Portfolio) to the most aggressive (the Delaware Aggressive Allocation Portfolio), each Portfolio relies on active asset allocation and invests in a select group of Delaware Investments Funds as it strives to attain its objective.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Portfolio is a type of mutual fund known as a fund-of-funds. A fund-of-funds typically invests in other mutual funds rather than individual securities. The potential benefits of such a strategy are three-fold:

1. An extra layer of diversification by investing in a number of underlying funds that, in turn, invest in a broadly diversified number of individual securities;

2. Access to the investment expertise of multiple portfolio managers and analysts who work on the underlying funds; and

3.     A professional portfolio manager who makes asset allocation decisions.

We offer the Portfolios because we believe that a fund-of-funds is an efficient way to provide active asset allocation services to meet the needs of investors at various stages of their life and wealth accumulation. Our active asset allocation strategy begins with an evaluation of three key factors:

o the expected return of specific asset classes such as equities or fixed-income securities;

o the expected volatility or degree to which returns of each asset class have varied from one period to the next; and

o the correlation of various asset classes, that is, the degree to which two asset classes move up or down together.

After using this information to determine how much of each Portfolio will be allocated to a particular asset class, we then select specific Delaware Investments Funds for investment. We have identified a select group of funds that suit the allocation strategies of the Portfolios and have grouped them into four broad asset classes.

The Delaware Investments Funds we typically invest in are listed below in their respective asset classes. Groupings are approximate and based on the core strategy of each individual fund. Management may add or delete funds from this list without shareholder approval.


DELAWARE INVESTMENTS FUNDS AVAILABLE TO THE PORTFOLIOS

U.S. EQUITIES

Delaware Growth Opportunities Fund             Delaware Small Cap Core Fund
                                                (formally Delaware Small Cap Contrarian Fund)
Delaware Large Cap Growth Fund                 Delaware Small Cap Value Fund *
   (formerly Delaware Diversified Value Fund)
Delaware Value Fund                            Delaware Trend Fund
Delaware REIT Fund                             Delaware U.S. Growth Fund
Delaware Select Growth Fund

INTERNATIONAL EQUITIES

DELAWARE EMERGING MARKETS FUND                 DELAWARE INTERNATIONAL SMALL CAP VALUE FUND*
DELAWARE INTERNATIONAL VALUE EQUITY FUND

FIXED-INCOME

Delaware American Government Bond Fund         Delaware Inflation Protected Bond Fund
Delaware Corporate Bond Fund                   Delaware High-Yield Opportunities Fund
Delaware Delchester Fund                       Delaware Limited-Term Government Fund
Delaware Extended Duration Bond Fund

MONEY MARKET

DELAWARE CASH RESERVE

*      As of March 30, 2006, this Fund will be named Delaware Global Value Fund.

Once we select appropriate investments for each Portfolio, we continually monitor the market and economic environments, the risk/reward profiles of each asset class and the performance of individual funds. We actively adjust each Portfolio, striving to meet its investment objective.

The Portfolios' investment objectives are non-fundamental. This means the Board of Trustees may change an objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.

THE SECURITIES WE TYPICALLY INVEST IN

----------------------------------------------------------------------------------------------------------------
                  SECURITIES                                            HOW WE USE THEM
---------------------------------------------  -----------------------------------------------------------------
                                                      DELAWARE              DELAWARE              DELAWARE
                                               AGGRESSIVE ALLOCATION   MODERATE ALLOCATION      CONSERVATIVE
                                                     PORTFOLIO              PORTFOLIO       ALLOCATION PORTFOLIO
---------------------------------------------  ---------------------  --------------------  --------------------

U.S. EQUITY FUNDS OR U.S. EQUITY SECURITIES    45% to 75% of Assets   35% to 65% of Assets   20% to 50% of Assets
may include Delaware Investments Funds in the
equity asset class or individual equity        Each Portfolio may invest in one or more of the  mutual funds
securities.                                    listed below.
---------------------------------------------  -----------------------------------------------------------------
Delaware Growth Opportunities Fund             Delaware Growth Opportunities Fund seeks long-term capital growth. It invests primarily in common stocks of medium-sized companies believed to have growth potential.
---------------------------------------------  -----------------------------------------------------------------
Delaware Large Cap Growth Fund                 Delaware Large Cap Growth Fund seeks capital appreciation. It invests primarily in large companies believed to have growth potential.
---------------------------------------------  -----------------------------------------------------------------
Delaware Value Fund                            Delaware Value Fund seeks capital appreciation with current income as a  secondary objective. It invests primarily  in dividend-paying stocks  and income-producing securities  that are convertible into common stocks.
---------------------------------------------  -----------------------------------------------------------------
Delaware REIT Fund                             Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as  a secondary  objective. It  invests primarily  in real  estate  investment trusts  (REITs) and other companies that are principally  engaged in  the real estate industry.
---------------------------------------------  -----------------------------------------------------------------
Delaware Select Growth Fund                    Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by  investing primarily in equity securities of companies of  all sizes believed to have the potential for high earnings growth.
---------------------------------------------  -----------------------------------------------------------------
Delaware Small Cap Core Fund                   Delaware Small Cap Core Fund  seeks long-term capital
                                               appreciation. It invests primarily in stocks of small companies that are believed to have a combination of attractive valuations, growth prospects and strong cash flows.
---------------------------------------------  -----------------------------------------------------------------
Delaware Small Cap Value Fund                  Delaware Small Cap Value Fund seeks capital appreciation. It invests primarily in small cap companies that are believed to be undervalued.
---------------------------------------------  -----------------------------------------------------------------
Delaware Trend Fund                            Delaware Trend Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies. It focuses on small companies that are believed to be responsive to changes in the marketplace and that have the fundamental characteristics to support continued growth.
---------------------------------------------  -----------------------------------------------------------------
Delaware U.S. Growth Fund                      Delaware U.S. Growth Fund seeks maximum capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.
----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                 HOW WE USE THEM
------------------------------------------------------  -----------------------------------------------------------------
                                                               DELAWARE               DELAWARE              DELAWARE
                                                        AGGRESSIVE ALLOCATION    MODERATE ALLOCATION      CONSERVATIVE
                                                              PORTFOLIO               PORTFOLIO       ALLOCATION PORTFOLIO
------------------------------------------------------  ---------------------   --------------------  --------------------
FIXED-INCOME FUNDS OR FIXED-INCOME                      5% to 35% of Assets     25% to 55% of Assets  45% to 75% of Assets
SECURITIES may include Delaware Investments
Funds in the fixed-income asset class or                Each Portfolio may invest in one or more of the mutual funds
individual fixed-income securities.                     listed below.
------------------------------------------------------  -----------------------------------------------------------------
Delaware American Government Bond Fund                  Delaware American Government Bond Fund seeks high current income consistent  with safety  of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.
------------------------------------------------------  -----------------------------------------------------------------
Delaware Corporate Bond Fund                            Delaware Corporate Bond Fund seeks total return. It invests primarily in investment grade corporate bonds of intermediate duration
                                                        (between four and seven years).
------------------------------------------------------  -----------------------------------------------------------------
Delaware Delchester Fund                                Delaware Delchester Fund seeks total return and, as a secondary objective high current income. It invests primarily in high-
                                                        yield, higher risk corporate bonds, commonly known as "junk bonds."
------------------------------------------------------  -----------------------------------------------------------------
Delaware Extended Duration Bond Fund                    Delaware Extended Duration Bond Fund seeks total return. It invests primarily in investment grade corporate bonds of
                                                        relatively longer duration (between eight and eleven years).
------------------------------------------------------  -----------------------------------------------------------------
Delaware High-Yield Opportunities Fund                  Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high  current income. It invests primarily in  high-yield, higher  risk corporate  bonds, commonly  known as
                                                        "junk bonds."
------------------------------------------------------  -----------------------------------------------------------------
Delaware Limited-Term Government Fund                   Delaware Limited-Term Government Fund seeks a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. It invests primarily in short and intermediate-term fixed-income securities issued or guaranteed by the U.S. government as well as instruments backed by those securities.
------------------------------------------------------  -----------------------------------------------------------------
MONEY MARKET FUNDS OR MONEY MARKET SECURITIES may            0-35% of Assets       0-35% of Assets       0-35% of Assets
include Delaware Cash Reserve Fund, a money market
fund, individual money market securities or repurchase
agreements.
------------------------------------------------------  -----------------------------------------------------------------
Delaware Cash Reserve                                   Delaware Cash Reserve seeks maximum current income, while
                                                        preserving principal and maintaining liquidity. As a money market fund, it invests in highly liquid money market instruments.
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                           SECURITIES                                                      HOW WE USE THEM
----------------------------------------------------------------  ----------------------------------------------------------------
                                                                         DELAWARE              DELAWARE             DELAWARE
                                                                  AGGRESSIVE ALLOCATION  MODERATE ALLOCATION      CONSERVATIVE
                                                                        PORTFOLIO             PORTFOLIO       ALLOCATION PORTFOLIO
----------------------------------------------------------------  ---------------------  -------------------  --------------------

REPURCHASE AGREEMENTS: An agreement between a buyer, such         The Portfolios may use overnight repurchase agreements to invest
as a Portfolio, and seller of securities in which the seller      cash prior to investing it in other funds or securities, or for agrees to buy the securities back within a specified time at the  temporary defensive purposes. A Portfolio will only enter into
same price the buyer paid for them, plus an amount equal to       repurchase agreements in which the collateral is comprised of
an agreed upon interest rate. Repurchase agreements are           U.S. government securities.
often viewed as equivalent to cash.
----------------------------------------------------------------  ----------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS OR INTERNATIONAL EQUITY SECURITIES         10%-30% of Assets  5% to 20% of Assets       0-10% of Assets
may include Delaware Investments Funds in the
international equity asset class or individual international      Each Portfolio may invest in one or more of the mutual funds
equity securities.                                                listed below.
----------------------------------------------------------------  ----------------------------------------------------------------
Delaware Emerging Markets Fund                                    Delaware Emerging Markets Fund seeks long-term capital
                                                                  appreciation. It invests primarily in equity securities of companies located in under-developed, emerging market countries.
----------------------------------------------------------------  ----------------------------------------------------------------
Delaware International Value Equity Fund                          Delaware International Value Equity Fund seeks long-term growth without undue risk to  principal. It invests primarily in equity securities of companies located in developed or emerging market countries that provide the potential for capital appreciation and income that are believed to be undervalued.
----------------------------------------------------------------  ----------------------------------------------------------------
Delaware International Small Cap Value Fund                       Delaware International Small Cap Value Fund seeks long-term capital appreciation. It invests primarily in equity securities of small companies located in developed countries that are believed to be undervalued.
----------------------------------------------------------------  ----------------------------------------------------------------
OTHER TYPES OF SECURITIES which may be held by the Portfolios.
----------------------------------------------------------------  ----------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or sell a   We might use options or futures to gain exposure to a particular
security or group of securities at an agreed upon price at a      market segment without purchasing individual funds or securities
future date. The purchaser of an option may or may not            in that segment. We might use this approach if we had excess
choose to go through with the transaction; the seller of an       cash that we  wanted to invest quickly or to make an investment
option must go through with the transaction if the option is      without disrupting one of the other Delaware Investments Funds.
exercised.
                                                                  We might also use options or futures to neutralize the effect of
Futures contracts are agreements for the purchase or sale of      potential price declines without selling securities.
a security or group of securities at a specified price, on a
specified date. Unlike an option, a futures contract must be      Use of these strategies can increase the operating costs of the
executed unless it is sold before the settlement date.            Portfolios and can lead to loss of principal.

Options and futures are generally considered to be derivative securities.


BORROWING FROM BANKS The Portfolios may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Portfolios being unable to meet their investment objectives.

TEMPORARY DEFENSIVE POSITIONS The Portfolios are permitted to make temporary investments in bonds, cash or cash equivalents and may allocate 100% of their net assets to Delaware Cash Reserve in response to unfavorable market conditions. To the extent that a Portfolio holds these securities, it may be unable to achieve its objective.

PORTFOLIO TURNOVER Though we anticipate that each of the Portfolios will have an annual portfolio turnover of less than 100%, some of the funds that the Portfolios may invest in have turnover rates greater than 100%. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets within one year. High turnover rates in the individual funds held by the Portfolios could result in increased transaction costs and tax liability for investors.


MORE ABOUT THE PORTFOLIOS

GUIDELINES FOR PURCHASING AND REDEEMING SHARES OF OTHER DELAWARE INVESTMENTS
FUNDS

Following is important information about how the Portfolios operate, which you should consider when evaluating the Portfolios.

o Each Portfolio will invest in the institutional class shares of certain Delaware Investments Funds. When investing in Delaware Cash Reserve, Class A will be used. This means the Portfolios will pay no sales charges or 12b-1 distribution fees on any of the shares of Delaware Investments Funds that they purchase.

o Each Portfolio will bear its proportionate share of fees and expenses that apply to the institutional classes of the Delaware Investments Funds they hold.

o Any performance reported for the Portfolios will include the impact of all fund expenses, whether they are related to the Portfolios or the underlying funds they invest in.

o We have adopted Asset Allocation Guidelines for our purchase and sale of other Delaware Investments Funds. If the manager of the Portfolios anticipates that a purchase or redemption will disrupt the investment strategies of an underlying fund, the manager will confer with the portfolio managers of that fund to determine how to minimize adverse affects on both funds. Such steps might include staggering the timing and amounts of the transactions. As a result, the Portfolios might not be able to purchase or redeem shares of other Delaware Investments Funds at the time or in the amounts that the manager would otherwise prefer. This could decrease the total return or increase the volatility of each Portfolio.

o Because many Delaware Investments Funds are managed independently by different individuals or investment teams, there is no overall coordination of purchases and sales of individual securities. Therefore, it is possible that one of the funds held by a Portfolio or the Portfolios themselves might be acquiring securities at the same time another is selling them. This could increase transaction costs.

THE RISKS OF INVESTING IN THE PORTFOLIOS

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Portfolios you should carefully evaluate the risks. Because of the nature of the Portfolios, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Portfolios. Please see the Statement of Additional Information (SAI) for further discussion of these risks and other risks not discussed here.

                                                              DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                          RISKS                                            HOW WE STRIVE TO MANAGE THE RISK
---------------------------------------------------------  -------------------------------------------------------------------------
                                                                  DELAWARE                 DELAWARE                DELAWARE
                                                           AGGRESSIVE ALLOCATION     MODERATE ALLOCATION         CONSERVATIVE
                                                                 PORTFOLIO                PORTFOLIO          ALLOCATION PORTFOLIO
---------------------------------------------------------  ---------------------     -------------------     ---------------------
MARKET RISK is the risk that all or a majority of the      Most of the underlying Delaware Investments Funds and the
securities in a certain market -- like the stock or        Portfolios themselves are subject to this risk. In all Portfolios,
bond market -- will decline in value because of            we generally maintain a long-term investment approach and focus on
factors such as economic conditions, future                securities we believe can appreciate over an extended time frame
expectations or investor confidence.                       regardless of interim market fluctuations. Though we may hold securities for any  amount of time, we generally do not trade for short-term purposes.

                                                           Each Portfolio may hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy.
---------------------------------------------------------  -------------------------------------------------------------------------
INDUSTRY RISK is the risk that the value of securities in  Most of the underlying Delaware Investments Funds and the
a particular industry will decline because of              Portfolios themselves are subject to these risks. Delaware REIT Fund
changing expectations for the performance of that          is particularly sensitive to changes in the real estate market. The
industry.                                                  underlying funds generally hold a number of different securities spread
SECURITY RISK is the risk that the value of                across various sectors. The Portfolios also follow a rigorous selection
an individual stock or bond will decline because of        process before choosing securities and continually monitor them
changing expectations for the performance of               while they remain invested. This, combined with the fact that the
the individual company issuing the stock.                  Portfolios will hold at least four different Delaware Investments Funds, typically representing different asset classes, should help to reduce industry and security risk.
---------------------------------------------------------  -------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of smaller      Several of the International and U.S. Equity funds are subject
companies may be more volatile than larger                 to this risk. These Funds maintain well-diversified portfolios, select
companies because of limited financial resources or        stocks carefully and monitor them continually. In determining the
dependence on narrow product lines.                        asset allocation for the Portfolios, the manager will evaluate the current risk and reward potential of small-cap stocks and make allocation decisions  accordingly.

                                                           The Aggressive             The Moderate             The Conservative
                                                           Allocation Portfolio       Allocation Portfolio     Allocation Portfolio
                                                           will generally have        will have moderate       will generally have
                                                           significant exposure to    exposure to this risk.   less exposure to this
                                                           this risk, due to its                               risk due to its
                                                           greater emphasis on                                 reduced emphasis on
                                                           equities.                                           equity securities.
------------------------------------------------------------------------------------------------------------------------------------

                                                              DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                       RISKS                                               HOW WE STRIVE TO MANAGE THE RISK
---------------------------------------------------  ----------------------------------------------------------------------------
                                                              DELAWARE                   DELAWARE                 DELAWARE
                                                       AGGRESSIVE ALLOCATION       MODERATE ALLOCATION          CONSERVATIVE
                                                             PORTFOLIO                  PORTFOLIO           ALLOCATION PORTFOLIO
---------------------------------------------------  -------------------------  -------------------------  ----------------------
INTEREST RATE RISK is the risk that securities will  This is generally the most significant risk for fixed-income funds. In
decrease in value if interest rates rise. The risk   striving to manage this risk, managers of Delaware fixed-income funds will
is generally associated with bonds; however,         typically monitor economic conditions and the interest rate environment. They
because smaller companies often borrow               will also usually keep the average maturity of a fund as short as is prudent,
money to finance their operations, they may be       in keeping with the individual fund's investment objective.
adversely affected by rising interest rates.
                                                     The Delaware Investments Funds listed on page 13 that are subject to small company risk may also be subject to this risk. The managers of these Funds consider the potential effect that rising interest rates might have on a stock before the stock is purchased.

                                                     The Aggressive             The Moderate               For the Conservative
                                                     Allocation Portfolio will  Allocation Portfolio will  Allocation Portfolio,
                                                     generally have             generally have             this is a significant
                                                     moderate exposure to       moderate exposure to       risk due to its
                                                     this risk due to its       this risk. Though it will  substantial allocation
                                                     lesser emphasis on         have a fixed-income        to fixed-income funds
                                                     fixed-income funds and     allocation and holdings    and securities.
                                                     securities. Though it      of small companies,
                                                     will have holdings of      these may be balanced
                                                     small companies, these     by equity holdings of
                                                     may be balanced by         larger companies.
                                                     equity holdings of
                                                     larger companies.

CREDIT RISK is the risk that a bond's issuer         Each of the Delaware Investments Funds investing primarily in fixed-income
might be unable to make timely payments              securities is  subject to some degree of credit risk. This is less substantial
of interest and principal.                           for high-quality, government-oriented funds and more significant for funds that invest in lower quality bonds.

Investing in so-called "junk" or                     For the Aggressive         For the Moderate         For the Conservative
"high-yield" bonds entails greater risk of           Allocation Portfolio,      Allocation Portfolio,    Allocation Portfolio,
principal loss than the risk involved in             this is a less             this is a moderate       this may be a
investment grade bonds.                              significant risk due to    risk. Though it          significant risk
                                                     its reduced emphasis on    probably will invest     because the Portfolio
                                                     fixed-income securities.   in high yield bond       may have a
                                                                                funds, these holdings    substantial
                                                                                may be balanced by an    allocation to high
                                                                                allocation to U.S.       yield bond funds.
                                                                                Equity funds or
                                                                                higher-quality bond
                                                                                funds.
-----------------------------------------------------------------------------------------------------------------------------------

                                                           DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                      RISKS                                              HOW WE STRIVE TO MANAGE THE RISK
-------------------------------------------------  ---------------------------------------------------------------------------------
                                                           DELAWARE                     DELAWARE                    DELAWARE
                                                     AGGRESSIVE ALLOCATION        MODERATE ALLOCATION             CONSERVATIVE
                                                           PORTFOLIO                   PORTFOLIO              ALLOCATION PORTFOLIO
-------------------------------------------------  ------------------------       -------------------         --------------------

PREPAYMENT RISK is the risk that the principal     Prepayment risk can be a significant risk to fixed-income funds that have a
on a bond that is held by a fund will be prepaid   large percentage of holdings in mortgage securities. In order to manage this
prior to maturity at a time when interest rates    risk, when we think interest rates are low, or that rates will be declining,
are lower than what that bond was paying. A        managers of these funds typically look for mortgage securities that they believe
fund would then have to reinvest that money at     are less likely to be prepaid. The Portfolios will be more or less subject to
a lower interest rate.                             this risk depending on how much they have allocated to Delaware Investments Funds that hold a large percentage of mortgage securities.

                                                   For the Aggressive        For the Moderate         For the Conservative
                                                   Allocation Portfolio      Allocation Portfolio     Allocation Portfolio,
                                                   there is low exposure to  there is relatively low  this could be a
                                                   this risk due to a        exposure to this risk,   significant risk due to
                                                   reduced emphasis on       due to its balanced      its greater focus on the
                                                   the fixed-income asset    approach and allocation  fixed-income asset
                                                   class.                    to equity securities.    class.
-------------------------------------------------  ---------------------------------------------------------------------------------
FUTURES AND OPTIONS RISK is the possibility that   Each of the Portfolios and many of the Delaware Investments Funds may use
a fund may experience a loss if it employs an      options and futures for defensive purposes, such as to protect gains in the options or futures strategy related to a security  portfolio without actually selling a security, or to gain exposure to a
or a market index and that security or index       particular market segment without purchasing individual securities in the
moves in the opposite direction from what the      segment.
manager anticipated. Futures and options also
involve additional expenses, which could
reduce any benefit or increase any loss that
fund gains from using the strategy.
-------------------------------------------------  ---------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities   Many of the Delaware Investments Funds invest some or all of their assets in
may be adversely affected by political             foreign  securities. Though each of the Portfolios may invest in international
instability, changes in currency exchange rates,   funds or international securities, they only may invest a limited portion of
inefficient markets, foreign economic              their net assets in international funds as described below. Holding both
conditions, lack of information or inadequate      international and domestic securities in a  well-allocated portfolio may actually
regulatory and accounting standards.               help to reduce overall portfolio risk since these types of securities may experience different performance cycles.

                                                   The Aggressive             The Moderate             The Conservative
                                                   Allocation Portfolio has   Allocation Portfolio     Allocation Portfolio
                                                   moderate exposure to       has moderate exposure    has low exposure to
                                                   this risk, since           to this risk, since      this risk because
                                                   international holdings     international holdings   international
                                                   may range from 10% to      may range from 5% to     holdings are limited
                                                   30% of net assets.         20% of net assets.       to 10% of net assets.
-----------------------------------------------------------------------------------------------------------------------------------

                                                         DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                     RISKS                                            HOW WE STRIVE TO MANAGE THE RISK
----------------------------------------------  ----------------------------------------------------------------------------
                                                        DELAWARE                  DELAWARE                  DELAWARE
                                                  AGGRESSIVE ALLOCATION      MODERATE ALLOCATION          CONSERVATIVE
                                                        PORTFOLIO                 PORTFOLIO           ALLOCATION PORTFOLIO
----------------------------------------------  ------------------------  ------------------------  ------------------------
EMERGING MARKETS RISK is the possibility that   Several of the International Equity funds are subject to this risk. These
the risks associated with international         funds carefully select securities within emerging markets and strive to consider
investing will be greater in emerging markets   all relevant risks associated with an individual company. When deciding how much
than in more developed foreign markets          to allocate to these funds, the Portfolios' manager will consider whether the
because, among other things, emerging markets   potential rewards of investing in these funds outweigh the potential risks.
may have less stable political and economic
environments.

                                                The Aggressive            The Moderate              The Conservative
                                                Allocation Portfolio has  Allocation Portfolio has  Allocation Portfolio has
                                                moderate exposure to      moderate exposure to      low exposure to this
                                                this risk, since          this risk, since          risk because
                                                international holdings    international holdings    international holdings
                                                may range from 10% to     may range from 5% to      are limited to 10% of
                                                30% of net assets.        20% of net assets         net assets.
----------------------------------------------  ----------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of a   Each of the international equity funds is subject to this risk and may try to hedge
fund's investments may be negatively affected   currency risk by purchasing foreign currency exchange contracts. By agreeing to by changes in foreign currency exchange rates.  purchase or sell foreign securities at a pre-set price on a future date, the
Adverse changes in exchange rates may reduce    International Equity funds strive to protect the value of the securities they own or eliminate any gains produced by investments  from future changes in currency rates. The International Equity funds will use that are denominated in foreign currencies and  forward currency exchange contracts only for defensive measures, not to enhance
may increase any losses.                        portfolio returns. However, there is no assurance that a strategy such as this will be successful.

                                                The Aggressive             The Moderate             The Conservative
                                                Allocation Portfolio has   Allocation Portfolio     Allocation Portfolio
                                                moderate exposure to       has moderate exposure    has minimal exposure
                                                this risk, since           to this risk, since      to this risk because
                                                international holdings     international holdings   international
                                                may range from 10% to      may range from 5% to     holdings are limited
                                                30% of net assets.         20% of net assets.       to 10% of net assets.
-----------------------------------------------------------------------------------------------------------------------------------

                                                      DEGREE TO WHICH THE PORTFOLIOS ARE SUBJECT TO THIS RISK AND
                      RISKS                                        HOW WE STRIVE TO MANAGE THE RISK
-------------------------------------------------  ---------------------------------------------------------------------------------
                                                          DELAWARE                    DELAWARE                   DELAWARE
                                                   AGGRESSIVE ALLOCATION        MODERATE ALLOCATION            CONSERVATIVE
                                                         PORTFOLIO                   PORTFOLIO             ALLOCATION PORTFOLIO
-------------------------------------------------  ---------------------        -------------------        --------------------
NON-DIVERSIFIED RISK: Non-diversified funds        Each of the Portfolios, as well as several of the Delaware Investments Funds
have the flexibility to invest as much as 50% of   they may hold, are non-diversified funds subject to this risk. Nevertheless, we
their assets in as few as two issuers, provided    typically hold shares of at least four different Delaware Investments Funds,
no single issuer accounts for more than 25% of     which in turn hold a number of securities representing a variety of different
the portfolio. The remaining 50% of the            issuers or industry sectors. Though we are technically subject to non-diversified
portfolio must be diversified so that no more      risk, we do not believe it will have a substantial impact on the Portfolios.
than 5% of a fund's assets is invested in the
securities of a single issuer. When a fund
invests its assets in fewer issuers, the value of
fund shares may increase or decrease more
rapidly than if the fund were fully diversified.
-------------------------------------------------  ---------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities  Each of the Portfolio's exposure to illiquid securities is limited to 15% of net
cannot be readily sold within seven days at        assets. For each of the Delaware Investments Funds, exposure to illiquid
approximately the price that a fund has valued     securities is limited to 10% or 15% of net assets.
them.
---------------------------------------------------------------------------------------------=--------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI.

WHO MANAGES THE PORTFOLIOS

INVESTMENT MANAGER

The Portfolios are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company manages each Portfolio's assets by allocating a Portfolio's assets among the Delaware Investments Funds. The management services include monitoring the Delaware Investments Funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment by each Portfolio. Delaware Management Company also oversees the Portfolios' direct investment in securities, manages the Portfolios' business affairs and provides daily administrative services. For these services, the manager was paid 0.02%, 0.04% and 0% as a percentage of average daily net assets during the last fiscal year for the Delaware Aggressive Allocation Portfolio, Delaware Moderate Allocation Portfolio and Delaware Conservative Allocation Portfolio, respectively, due to expense limitations in effect for the Portfolios.

A discussion of the basis for the Board of Trustees' approval of the Portfolios' investment advisory contract is available in the Portfolios' annual report to shareholders for the period ended September 30, 2005.


PORTFOLIO MANAGERS

Patrick P. Coyne assumed primary responsibility for making day-to-day investment decisions for the Portfolios on May 7, 2004. When making investment decisions for each Portfolio, Mr. Coyne regularly consults with Christopher S. Adams, Francis X. Morris, Michael S. Morris, and Donald G. Padilla.

PATRICK P. COYNE, Executive Vice President/Managing Director/Head of Equity Investments, holds a magna cum laude degree in European History and Classics from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School of Business. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. In 1989 he joined Delaware Investments, where he now heads up the equity investment department while co-managing mutual funds and nuclear decommissioning accounts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

CHRISTOPHER S. ADAMS, Vice President/Portfolio Manager and Senior Equity Analyst, is a member of the Core Equity Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both a bachelor's and master's degree in history and economics from Oxford University, England and received a MBA with dual majors in finance and insurance/risk management from The Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of the CFA Institute and a Director of the Financial Analysts of Philadelphia.

FRANCIS X. MORRIS, Senior Vice President, Chief Investment Officer Core Equity, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 22 years of investment management experience. Mr. Morris came to Delaware Investments from PNC Asset Management where he served as Vice President and Director of Equity Research. He is past president of the CFA Society of Philadelphia and is a member of the CFA Institute.

MICHAEL S. MORRIS, Vice President/Portfolio Manager, is a portfolio manager on the Delaware Core Equity team. Prior to joining Delaware Investments in 1999, he worked as a Senior Equity Analyst at Newbold's Asset Management, covering financial stocks. He began his investment career as an equity analyst in 1993 at Ohio Casualty Corporation. Mr. Morris holds a bachelor's degree in Finance from Indiana University. Mr. Morris is a CFA Charterholder and a member of the Bank and Financial Analysis Association.

DONALD G. PADILLA, Vice President/Equity Analyst II, is a member of the portfolio construction group within the Core Equity Team. He performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1994 as an Assistant Controller responsible for treasury functions, including managing corporate cash investments, developing financial models and the financial operations of the Lincoln Life 401k annuities segment. Prior to joining Delaware Investments in 1994, Mr. Padilla worked for ten years at The Vanguard Group. Mr. Padilla received a BS degree in Accounting from Lehigh University. He is a CFA charterholder. He is a member of the CFA Society of Philadelphia.

The SAI for the Portfolios provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Portfolios.

WHO'S WHO?

This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments Funds.

                                                  BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                        CUSTODIAN
Delaware Management Company                         THE PORTFOLIOS                        JPMorgan Chase Bank
2005 Market Street                                                                        4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                                               Brooklyn, NY 11245

PORTFOLIO MANAGERS           DISTRIBUTOR                   SERVICE AGENT
(SEE PAGE 23 FOR DETAILS)    Delaware Distributors, L.P.   Delaware Service Company, Inc.
                             2005 Market Street            2005 Market Street
                             Philadelphia, PA 19103-7094   Philadelphia, PA 19103-7094

                             FINANCIAL INTERMEDIARY WHOLESALER
                             Lincoln Financial Distributors, Inc.
                             2001 Market Street
                             Philadelphia, PA 19103-7055

                                                     SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Portfolios rely on certain exemptive rules created by the SEC that require their Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Portfolio shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE PORTFOLIOS

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Portfolios' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Portfolios' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Portfolios' investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; or

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

HOW TO BUY SHARES

[GRAPHIC OMITTED]
BY MAIL

Complete an investment slip and mail it with your check, made payable to the Portfolio and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED]
BY WIRE

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.


[GRAPHIC OMITTED]
BY EXCHANGE

You can exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.


[GRAPHIC OMITTED]
THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on a Portfolio's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business
Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of each Portfolio at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of each Portfolio is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent a portion of a Portfolio's assets are invested in other mutual funds, the Portfolio's NAV is calculated based upon the NAVs of the mutual funds in which the Portfolio invests. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effect of using fair value pricing.

The Portfolios anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Portfolios may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools, to the extent available.

Subject to the Board's oversight, the Portfolios' Board has delegated responsibility for valuing each Portfolio's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.


HOW TO REDEEM SHARES

[GRAPHIC OMITTED]
BY MAIL

You can redeem your shares (sell them back to the Portfolio) by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.


[GRAPHIC OMITTED]
BY TELEPHONE

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]
BY WIRE

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]
THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


ACCOUNT MINIMUM

If you redeem shares and your account balance falls below $250, your Portfolio may redeem your account after 60 days' written notice to you.


EXCHANGES

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of other Delaware Investments Funds.


FREQUENT TRADING OF PORTFOLIO SHARES

Each Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Portfolios' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Portfolios and its shareholders, such as market timing. The Portfolio will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, a Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege. Each Portfolio reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Portfolio's market timing policy are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios' current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Each Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolios' monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Portfolios' shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolios' market timing policy does not require the Portfolios to take action in response to frequent trading activity. If a Portfolio elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolio's performance if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a Portfolio's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolios may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Portfolio shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that a Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Portfolios have each elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. The Portfolios intend to make distributions at least annually, usually in December, of substantially all of their net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If a Portfolio later determines that the information reported to shareholders for a year was incorrect, the Portfolio may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in a Portfolio shortly before the record date of a taxable distribution, the distribution will lower the value of the Portfolio's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Portfolio distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Portfolios may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Portfolio is the same as a sale.

Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN A PORTFOLIO.


MANAGER OF MANAGERS STRUCTURE

At a shareholder meeting held on March 23, 2005, the Portfolios' shareholders approved a "manager of managers" structure that would permit Delaware Management Company to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Portfolios, subject to Board approval but without shareholder approval (the "manager of managers structure"). While Delaware Management Company does not currently expect to use the manager of managers structure with respect to the Portfolios, Delaware Management Company may, in the future, recommend to the Portfolios' Board the establishment of the manager of managers structure by recommending the hiring of one or more sub-advisors to manage all or a portion of a Portfolio's securities if it believes that doing so would be likely to enhance the Portfolio's performance by introducing a different investment style or focus.

The ability to implement the manager of managers structure with respect to the Portfolios is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the manager of managers structure. The use of the manager of managers structure with respect to the Portfolios may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Portfolios' application for an exemptive order or adopt such a rule.

The manager of managers structure would enable the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The manager of managers structure would not permit investment management fees paid by a Portfolio to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Portfolio, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Portfolios' financial performance. All "per share" information reflects financial results for a single Portfolio share. This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request by calling 800 523-1918.


                                                             INSTITUTIONAL CLASS

                                                                                                     YEAR ENDED
                                                                                                           9/30
DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO                         2005      2004      2003      2002        2001
------------------------------------------------------------  -------  --------  --------  --------  ----------
Net asset value, beginning of period                           $8.760    $7.760    $6.390    $7.320      $9.980
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1),*                                      0.067     0.053*    0.027*    0.048*      0.075*
Net realized and unrealized gain (loss) on investments          1.344     0.999*    1.413*   (0.918)*    (2.108)*
------------------------------------------------------------  -------  --------  --------  --------  ----------
Total from investment operations                                1.411     1.052     1.440    (0.870)     (2.033)
------------------------------------------------------------  -------  --------  --------  --------  ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.071)   (0.052)   (0.070)   (0.060)     (0.370)
Net realized gain on investments                                  ---       ---       ---       ---      (0.126)
In excess of net realized gain on investments                     ---       ---       ---       ---      (0.131)
Total dividends and distributions                              (0.071)   (0.052)   (0.070)   (0.060)     (0.627)
NET ASSET VALUE, END OF PERIOD                                $10.100    $8.760    $7.760    $6.390      $7.320
------------------------------------------------------------  =======  ========  ========  ========  ==========
TOTAL RETURN(2)                                                 16.16%    13.58%    22.69%   (12.05%)    (21.36%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $550      $635      $557      $383        $430
Ratio of expenses to average net assets                          0.58%     0.55%     0.55%     0.55%       0.51%
------------------------------------------------------------  -------  --------  --------  --------  ----------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                        0.81%     1.37%     1.86%     1.86%       1.63%
Ratio of net investment income to average net assets*            0.70%     0.63%*    0.38%*    0.63%*      0.91%*
------------------------------------------------------------  -------  --------  --------  --------  ----------
Ratio of net investment income (loss) to average net asset
  prior to expense limitation and expenses paid indirectly*      0.47%    (0.19%)*  (0.93%)*  (0.68%)*    (0.21%)*
Portfolio turnover                                                 15%       12%        5%       40%         16%
------------------------------------------------------------  -------  --------  --------  --------  ----------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

* Short-term capital gain distributions received from the underlying funds have been reclassified from net investment income to realized gain on investments to conform with current year presentation.

                                                             INSTITUTIONAL CLASS

                                                                                              YEAR ENDED
                                                                                                    9/30
DELAWARE MODERATE ALLOCATION PORTFOLIO                        2005    2004    2003      2002        2001
----------------------------------------------------------  ------  ------  ------  --------  ----------
Net asset value, beginning of period                        $8.850  $8.110  $6.910    $7.590      $9.270
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1),*                                   0.133   0.116*  0.106*    0.138*      0.186*
----------------------------------------------------------  ------  ------  ------  --------  ----------
Net realized and unrealized gain (loss) on investments       0.962   0.741*  1.250*   (0.643)*    (1.577)*
Total from investment operations                             1.095   0.857   1.356    (0.505)     (1.391)
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                       (0.145) (0.117) (0.156)   (0.168)     (0.289)
Net realized gain on investments                               ---     ---     ---    (0.007)        ---
Total dividends and distributions                           (0.145) (0.117) (0.156)   (0.175)     (0.289)
NET ASSET VALUE, END OF PERIOD                              $9.800  $8.850  $8.110    $6.910      $7.590
----------------------------------------------------------  ======  ======  ======   =======  ==========
TOTAL RETURN(2)                                              12.46%  10.61%  19.92%    (6.98%)    (15.37%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $643    $774    $831      $623        $646
Ratio of expenses to average net assets                       0.58%   0.55%   0.55%     0.55%       0.55%
----------------------------------------------------------  ------  ------  ------  --------  ----------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                     0.79%   1.32%   1.74%     1.54%       1.39%
Ratio of net investment income to average net assets*         1.42%   1.33%*  1.42%*    1.78%*      2.19%*
----------------------------------------------------------  ------  ------  ------  --------  ----------
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly*         1.21%   0.56%*  0.23%*    0.79%*      1.35%*
Portfolio turnover                                               7%     13%      9%       43%         31%
----------------------------------------------------------  ------  ------  ------  --------  ----------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

* Short-term capital gain distributions received from the underlying funds have been reclassified from net investment income to realized gain on investments to conform with current year presentation.

                                                             INSTITUTIONAL CLASS

                                                                                                 YEAR ENDED
                                                                                                       9/30
DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO                       2005    2004    2003      2002        2001

-------------------------------------------------------------  ------  ------  ------  --------  ----------
Net asset value, beginning of period                           $8.470  $7.930  $7.040    $7.560      $8.670
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1),*                                      0.226   0.176*  0.191*    0.233*      0.295*
-------------------------------------------------------------  ------  ------  ------  --------  ----------
Net realized and unrealized gain (loss) on investments          0.522   0.468*  0.861*   (0.486)*    (0.984)*
Total from investment operations                                0.748   0.644   1.052    (0.253)     (0.689)
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.198) (0.104) (0.162)   (0.267)     (0.421)
Net realized gain on investments                                  ---     ---     ---       ---         ---
Total dividends and distributions                              (0.198) (0.104) (0.162)   (0.267)     (0.421)
NET ASSET VALUE, END OF PERIOD                                 $9.020  $8.470  $7.930    $7.040      $7.560
------------------------------------------------------------- ======= =======  ======  ========   =========
TOTAL RETURN(2)                                                  8.92%   8.16%  15.12%    (3.58%)     (8.16%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $254    $387    $300      $262        $272
Ratio of expenses to average net assets                          0.57%   0.55%   0.55%     0.50%       0.55%
-------------------------------------------------------------  ------  ------  ------  --------  ----------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                        0.90%   1.32%   1.68%     1.53%       1.49%
Ratio of net investment income to average net assets*            2.60%   2.11%*  2.55%*    3.03%*      3.63%*
-------------------------------------------------------------  ------  ------  ------  --------  ----------
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly*               2.27%   1.34%*  1.42%*    2.00%*      2.69%*
Portfolio turnover                                                  8%     25%      1%       21%         24%
-------------------------------------------------------------  ------  ------  ------  --------  ----------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

* Short-term capital gain distributions received from the underlying funds have been reclassified from net investment income to realized gain on investments to conform with current year presentation.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)

Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain, if any, that we pay to shareholders would be listed under "Less dividends and distributions -- from net realized gain on investments."


NET ASSET VALUE (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.


TOTAL RETURN

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, and assume the shareholder has reinvested all dividends and realized gains.


NET ASSETS

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of a fund.


RATIO OF EXPENSES TO AVERAGE NET ASSETS

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.


RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS

We determine this ratio by dividing net investment income (loss) by average net assets.


PORTFOLIO TURNOVER RATE

This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the fund's performance.

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HOW TO USE THIS GLOSSARY

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL

The amount of money you invest.

CAPITAL APPRECIATION

An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

COST BASIS

The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS U.S. AGGREGATE INDEX

An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

NASD

The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NET ASSET VALUE (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS

The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL

Amount of money you invest (also called capital).
Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM

To cash in your shares by selling them back to the mutual fund.

RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX

The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS IS AVAILABLE in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during the period covered by the report. You can find more detailed information about the Portfolios in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission
(SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. The Portfolios' SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Portfolios' internet Web site (www.delawareinvestments.com). You may obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION


WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone* service.


DELAWARE FUND SYMBOLS

DELAWARE AGGRESSIVE ALLOCATION PORTFOLIO
                     CUSIP        NASDAQ
                     ---------    ------
Institutional Class  245918859    DFGIX


DELAWARE MODERATE ALLOCATION PORTFOLIO
                     CUSIP        NASDAQ
                     ---------    ------
Institutional Class  245918800    DFFIX


DELAWARE CONSERVATIVE ALLOCATION PORTFOLIO
                     CUSIP        NASDAQ
                     ---------    ------
Institutional Class  245918404    DFIIX


Investment Company Act file number: 811-08457